                                                                     Exhibit 4.3
                                                                  EXECUTION COPY

================================================================================

                    GREENPOINT HOME EQUITY LOAN TRUST 2001-2



                   Class A-1 Variable Rate Asset Backed Notes
                   Class A-2 Variable Rate Asset Backed Notes
                   Class A-3 Variable Rate Asset Backed Notes




                                    INDENTURE


                          Dated as of November 1, 2001




                              THE BANK OF NEW YORK
                                INDENTURE TRUSTEE

================================================================================

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

ARTICLE I Definitions and Incorporation by Reference...........................3

      SECTION 1.1.    Definitions..............................................3
      SECTION 1.2.    Incorporation by Reference of the Trust Indenture Act....3
      SECTION 1.3.    Rules of Construction....................................3
      SECTION 1.4.    Action by or Consent of Noteholders, Class S
                        Certificateholders and Residual Certificateholders.....3
      SECTION 1.5.    Conflict with TIA........................................4

ARTICLE II The Notes...........................................................4

      SECTION 2.1.    Form ....................................................4
      SECTION 2.2.    Execution, Authentication and Delivery...................4
      SECTION 2.3.    Registration; Registration of Transfer and Exchange......5
      SECTION 2.4.    Mutilated, Destroyed, Lost or Stolen Notes...............6
      SECTION 2.5.    Persons Deemed Owners....................................7
      SECTION 2.6.    Payment of Principal and Interest; Defaulted Interest....7
      SECTION 2.7.    Cancellation.............................................8
      SECTION 2.8.    Release of Collateral....................................8
      SECTION 2.9.    Book-Entry Notes.........................................9
      SECTION 2.10.   Notices to Clearing Agency..............................10
      SECTION 2.11.   Definitive Notes........................................10

ARTICLE III Covenants; Representations and Warranties of the Issuer...........10

      SECTION 3.1.    Payment of Principal and Interest.......................10
      SECTION 3.2.    Maintenance of Office or Agency.........................10
      SECTION 3.3.    Money for Payments to be Held in Trust..................11
      SECTION 3.4.    Existence...............................................12
      SECTION 3.5.    Protection of Trust Property............................12
      SECTION 3.6.    Opinions as to Trust Property...........................13
      SECTION 3.7.    Performance of Obligations; Servicing of Mortgage Loans.13
      SECTION 3.8.    Negative Covenants......................................14
      SECTION 3.9.    Annual Statement as to Compliance.......................15
      SECTION 3.10.   Issuer May Not Consolidate or Transfer Assets...........15
      SECTION 3.11.   No Other Business.......................................15
      SECTION 3.12.   No Borrowing............................................15
      SECTION 3.13.   Servicer's Obligations..................................16
      SECTION 3.14.   Guarantees, Loans, Advances and Other Liabilities.......16
      SECTION 3.15.   Capital Expenditures....................................16
      SECTION 3.16.   Compliance with Laws....................................16
      SECTION 3.17.   Restricted Payments.....................................16
      SECTION 3.18.   Notice of Rapid Amortization Events and Events of
                        Servicing Termination.................................16
      SECTION 3.19.   Further Instruments and Acts............................16
      SECTION 3.20.   Amendments of Sale and Servicing Agreement and
                        Trust Agreement.......................................17
      SECTION 3.21.   Income Tax Characterization.............................17
      SECTION 3.22.   Representations and Warranties of the Issuer Regarding
                        the Lien of the Indenture Trustee.....................17

ARTICLE IV Satisfaction and Discharge.........................................18

      SECTION 4.1.    Satisfaction and Discharge of Indenture.................18
      SECTION 4.2.    Application of Trust Money..............................19
      SECTION 4.3.    Repayment of Monies Held by Note Paying Agent...........19

ARTICLE V Remedies............................................................19

      SECTION 5.1.    Remedies................................................19
      SECTION 5.2.    Limitation of Suits.....................................19
      SECTION 5.3.    Unconditional Rights of Noteholders To Receive
                        Principal and Interest................................20
      SECTION 5.4.    Restoration of Rights and Remedies......................20
      SECTION 5.5.    Rights and Remedies Cumulative..........................20
      SECTION 5.6.    Delay or Omission Not a Waiver..........................20
      SECTION 5.7.    Control by Noteholders..................................21
      SECTION 5.8.    Undertaking for Costs...................................21
      SECTION 5.9.    Waiver of Stay or Extension Laws........................21
      SECTION 5.10.   Action on Notes.........................................22
      SECTION 5.11.   Performance and Enforcement of Certain Obligations......22
      SECTION 5.12.   Subrogation.............................................23
      SECTION 5.13.   Preference Claims.......................................23
      SECTION 5.14.   Noteholder Rights.......................................24
      SECTION 5.15.   Insurer's Rights Regarding Actions, Proceedings or
                        Investigations........................................24

ARTICLE VI The Indenture Trustee..............................................25

      SECTION 6.1.    Duties of Indenture Trustee.............................25
      SECTION 6.2.    Rights of Indenture Trustee.............................27
      SECTION 6.3.    Individual Rights of Indenture Trustee..................28
      SECTION 6.4.    Indenture Trustee's Disclaimer..........................28
      SECTION 6.5.    Notice of Rapid Amortization Events and Events of
                        Servicing Termination.................................28
      SECTION 6.6.    Reports by Indenture Trustee to Holders.................28
      SECTION 6.7.    Compensation and Indemnity..............................29
      SECTION 6.8.    Replacement of Indenture Trustee........................29
      SECTION 6.9.    Successor Indenture Trustee by Merger...................31
      SECTION 6.10.   Appointment of Co-Indenture Trustee or Separate
                        Indenture Trustee.....................................31
      SECTION 6.11.   Eligibility; Disqualification...........................33
      SECTION 6.12.   Preferential Collection of Claims Against Issuer........33
      SECTION 6.13.   Appointment and Powers..................................33
      SECTION 6.14.   Performance of Duties...................................33
      SECTION 6.15.   Limitation on Liability.................................34
      SECTION 6.16.   Reliance Upon Documents.................................34
      SECTION 6.17.   Representations and Warranties of the Indenture
                        Trustee...............................................34
      SECTION 6.18.   Waiver of Setoffs.......................................34
      SECTION 6.19.   Control by the Controlling Party........................35
      SECTION 6.20.   Indenture Trustee May Enforce Claims Without
                        Possession of Notes...................................35
      SECTION 6.21.   Suits for Enforcement...................................35
      SECTION 6.22.   Mortgagor Claims........................................35

ARTICLE VII Noteholders' Lists and Reports....................................36

      SECTION 7.1.    Issuer To Furnish To Indenture Trustee Names and
                        Addresses of Noteholders..............................36
      SECTION 7.2.    Preservation of Information; Communications to
                        Noteholders...........................................36
      SECTION 7.3.    Reports by Issuer.......................................36
      SECTION 7.4.    Reports by Indenture Trustee............................37

ARTICLE VIII Payments and Statements to Noteholders and Residual Noteholders;
             Accounts, Disbursements and Releases.............................37

      SECTION 8.1.    Collection of Money.....................................37
      SECTION 8.2.    Release of Trust Property...............................38
      SECTION 8.3.    Establishment of Accounts...............................38
      SECTION 8.4.    The Policy..............................................38
      SECTION 8.5.    [Reserved]..............................................39
      SECTION 8.6.    Reserve Fund............................................39
      SECTION 8.7.    Priority of Distributions...............................41
      SECTION 8.8.    Statements to Noteholders...............................44
      SECTION 8.9.    Pre-Funding Account.....................................47
      SECTION 8.10.   Rights of Noteholders and Residual Certificateholders...48
      SECTION 8.11.   Opinion of Counsel......................................48

ARTICLE IX Supplemental Indentures............................................49

      SECTION 9.1.    Supplemental Indentures Without Consent of Noteholders..49
      SECTION 9.2.    Supplemental Indentures with Consent of Noteholders.....50
      SECTION 9.3.    Execution of Supplemental Indentures....................51
      SECTION 9.4.    Effect of Supplemental Indenture........................52
      SECTION 9.5.    Reference in Notes to Conformity With Trust
                        Indenture Act.........................................52
      SECTION 9.6.    Reference in Notes to Supplemental Indentures...........52

ARTICLE X Redemption of Notes.................................................52

      SECTION 10.1.   Redemption..............................................52
      SECTION 10.2.   Surrender of Notes......................................52
      SECTION 10.3.   Form of Redemption Notice...............................54
      SECTION 10.4.   Notes Payable on Redemption Date........................54

ARTICLE XI Miscellaneous......................................................54

      SECTION 11.1.   Compliance Certificates and Opinions, etc...............54
      SECTION 11.2.   Form of Documents Delivered to Indenture Trustee........55
      SECTION 11.3.   Acts of Noteholders.....................................56
      SECTION 11.4.   Notices, etc., to Indenture Trustee, Issuer, Insurer
                        and Rating Agencies...................................56
      SECTION 11.5.   Notices to Noteholders; Waiver..........................57
      SECTION 11.6.   Alternate Payment and Notice Provisions.................58
      SECTION 11.7.   Conflict with Trust Indenture Act.......................58
      SECTION 11.8.   Effect of Headings and Table of Contents................58
      SECTION 11.9.   Successors and Assigns..................................58
      SECTION 11.10.  Separability............................................58
      SECTION 11.11.  Benefits of Indenture...................................58
      SECTION 11.12.  Legal Holidays..........................................59
      SECTION 11.13.  GOVERNING LAW...........................................59
      SECTION 11.14.  Counterparts............................................59
      SECTION 11.15.  Recording of Indenture..................................59
      SECTION 11.16.  Trust Obligation........................................59
      SECTION 11.17.  No Petition.............................................60
      SECTION 11.18.  Inspection..............................................60
      SECTION 11.19.  Limitation of Liability.................................60

ARTICLE XII Rapid Amortization Events.........................................60

      SECTION 12.1.   Rapid Amortization Events...............................60

ANNEX A               -      Defined Terms

EXHIBIT A-1           -      Form of Class A-1 Note

EXHIBIT A-2           -      Form of Class A-2 Note

EXHIBIT A-3           -      Form of Class A-3 Note

EXHIBIT B             -      Form of Opinion of Counsel

         INDENTURE, dated as of November 1, 2001 (the "Indenture"), between GREENPOINT HOME EQUITY LOAN TRUST 2001-2, a Delaware business trust (the "Issuer"), and The Bank of New York, a New York banking corporation, as trustee (the "Indenture Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Class A-1 Variable Rate Asset Backed Notes (the "Class A-1 Notes"), Class A-2 Variable Rate Asset Backed Notes (the "Class A-2 Notes") and Class A-3 Variable Rate Asset Backed Notes (the "Class A-3 Notes" and, together with the Class A-1 Notes and the Class A-2 Notes, the "Notes"):

         As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) to the Indenture Trustee on behalf of the Noteholders.

         MBIA Insurance Corporation (the "Insurer") has issued and delivered a financial guaranty insurance policy for the Notes and the Class S Certificates, dated the Closing Date (the "Policy"), pursuant to which the Insurer guarantees the Insured Payments (as defined in the Policy).

         As an inducement to the Insurer to issue and deliver the Policy, the Issuer and the Insurer have executed and delivered the Insurance Agreement, dated as of November 1, 2001 (as amended from time to time, the "Insurance Agreement"), among the Insurer, the Issuer, GreenPoint Mortgage Funding, Inc., GreenPoint Mortgage Securities Inc. and the Indenture Trustee.

         As an additional inducement to the Insurer to issue the Policy, and as security for the performance by the Issuer of the Insurer Issuer Secured Obligations and as security for the performance by the Issuer of the Indenture Trustee Issuer Secured Obligations, the Issuer has agreed to grant and assign the Collateral (as defined below) to the Indenture Trustee for the benefit of the Issuer Secured Parties, as their respective interests may appear.

                                 GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee at the Closing Date, for the benefit of the Issuer Secured Parties all of the Issuer's right, title and interest in and to: (i)(A) a pool ("Pool I") of certain adjustable rate home equity revolving credit line loans ("HELOC Mortgage Loans") (including any Additional Balances related thereto) which conform to certain loan origination standards with respect to loan balances and other items as of the date of origination as set forth by the Federal Home Loan Mortgage Corporation (the "Initial Pool I Mortgage Loans"), (B) a pool ("Pool II") of certain HELOC Mortgage Loans (including any Additional Balances related thereto) which conform to certain loan origination standards with respect to loan balances and other items as of the date of origination as set forth by the Federal National Mortgage Association (the "Initial Pool II Mortgage Loans") and (C) a pool ("Pool III") of certain HELOC Mortgage Loans (including any Additional Balances related thereto) which may or may not conform to certain loan origination standards with respect to loan balances and other items as of the date of origination as set forth by Federal Home Loan Mortgage Corporation or Federal National Mortgage Association (the "Initial Pool III Mortgage Loans", and together with the Initial Pool I Mortgage Loans and the Initial Pool II Mortgage Loans, the "Initial Mortgage Loans"), in each case as set forth in Exhibit A to the Sale and Servicing Agreement; (ii) the collections in respect of the Mortgage Loans after the Cut-Off Date; (iii) property that secured a Mortgage Loan that has been acquired by foreclosure or deed in lieu of foreclosure; (iv) rights of the Sponsor under hazard insurance policies covering the Mortgaged Properties; (v) amounts on deposit from time to time in the Collection Account;
(vi) any amounts on deposit in the Pre-Funding Account; (vii) amounts on deposit from time to time in the Reserve Fund; (viii) any and all HELOC Mortgage Loans (including any Additional Balances related thereto) and second lien closed-end loans ("Closed End Mortgage Loans") acquired by the Issuer from time to time as Subsequent Mortgage Loans (the Subsequent Mortgage Loans, together with the Initial Mortgage Loans are collectively referred to as the "Mortgage Loans") (including any Additional Balances related thereto); (ix) all rights under the Purchase Agreement assigned to the Issuer (including all representations and warranties of the Seller contained therein) and all rights of the Issuer under the Sale and Servicing Agreement; and (x) any and all proceeds of the foregoing (the items set forth in (i) through (ix) above, the "Collateral").

         The foregoing Grant is made in trust to the Indenture Trustee, for the benefit first, of the Holders of the Notes and the Class S Certificateholders, and second, for the benefit of the Insurer. The Indenture Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of such parties, recognizing the priorities of their respective interests may be adequately and effectively protected.

         The Indenture Trustee hereby agrees that it will hold the Policy in trust and that it will hold any proceeds of any claim made upon the Policy solely for the use and the benefit of the Noteholders and the Class S Certificateholders in accordance with the terms hereof and the terms of the Policy.

         Neither the Indenture Trustee nor the Issuer assumes or shall assume any obligation under any Credit Line Agreement that provides for the funding of future Draws to the Mortgagor thereunder, and neither the Indenture Trustee nor the Issuer shall be obligated or permitted to fund any such future Draws.

                                   ARTICLE I

                   Definitions and Incorporation by Reference

         SECTION 1.1. Definitions. Except as otherwise specified herein, the following terms have the respective meanings set forth in Annex A to this Indenture.

         SECTION 1.2. Incorporation by Reference of the Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act ("TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

         "Commission" means the Securities and Exchange Commission.

         "indenture securities" means the Notes.

         "indenture security holder" means a Holder of a Note.

         "indenture to be qualified" means this Indenture.

         "Indenture Trustee" or "institutional trustee" means the Indenture Trustee.

         "obligor" on the indenture securities means the Issuer.

         All other TIA terms used in this Indenture that are defined by the TIA, or defined by Commission rule have the meaning assigned to them by such definitions.

         SECTION 1.3. Rules of Construction. Unless the context otherwise requires:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means including without limitation; and

                  (v) words in the singular include the plural and words in the plural include the singular.

         SECTION 1.4. Action by or Consent of Noteholders, Class S Certificateholders and Residual Certificateholders. Whenever any provision of this Indenture refers to action to be taken, or consented to, by Noteholders, Class S Certificateholders or

Residual Certificateholders, such provision shall be deemed to refer to the Noteholder, Class S Certificateholder or Residual Certificateholder, as the case may be, of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Noteholders, Class S Certificateholders or Residual Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders, Class S Certificateholders or Residual Certificateholders, any Note, Class S Certificate or Residual Certificate registered in the name of GreenPoint Mortgage Funding, Inc. or any Affiliate thereof shall be deemed not to be outstanding; provided, however, that, solely for the purpose of determining whether the Indenture Trustee or the Owner Trustee is entitled to rely upon any such action or consent, only Notes, Class S Certificates or Residual Certificates which the Owner Trustee or the Indenture Trustee, respectively, knows to be so owned shall be so disregarded.

         SECTION 1.5. Conflict with TIA. If any provision hereof limits, qualifies or conflicts with a provision of the TIA that is required under the TIA to be part of and govern this Indenture, the latter provision shall control and all provisions required by the TIA are hereby incorporated by reference. If any provision of this Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the latter provisions shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                                   ARTICLE II

                                    The Notes

         SECTION 2.1. Form. The Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, in each case together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibits A-1, A-2 and A-3 hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Notes may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2 and A-3 are part of the terms of this Indenture.

         SECTION 2.2. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be original or facsimile.

         Notes bearing the original or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Indenture Trustee shall authenticate and deliver Class A-1 Notes for original issue in the aggregate principal amount of $100,000,000, the Class A-2 Notes for original issue in the aggregate principal amount of $100,000,000 and the Class A-3 Notes for original issue in the aggregate principal amount of $245,000,000. The Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes outstanding at any time may not exceed such amounts.

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum denomination of $1,000 and in integral multiples of $1,000 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears attached to such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate attached to any Notes shall be conclusive evidence, and the only evidence, that such Notes have been duly authenticated and delivered hereunder. Subject to Section 2.11, the Notes shall be Book Entry Notes.

         SECTION 2.3. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee and the Insurer prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee and the Insurer shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

         Upon surrender for registration or transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, and if the requirements of Section 8-401(1) of the UCC are met, the Issuer shall execute or cause the Indenture Trustee to authenticate one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount. A Noteholder may also obtain from the Indenture Trustee, in the name of the designated transferee or transferees one or more new Notes, in any authorized denominations, of the same class and a like aggregate principal amount. Such requirements shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

         At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, and if the requirements of
Section 8-401(1) of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate the Notes which the Noteholder making the exchange is entitled to receive. Such requirements shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Issuer with Section 8-401 of the UCC.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to Exhibits A-1, A-2 and A-3, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Note Registrar may require.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.4 or 9.6 not involving any transfer.

         The Note Registrar shall not register the transfer of a Definitive Note unless the Indenture Trustee has received a representation letter (in form and substance satisfactory to the Indenture Trustee) from the prospective transferee to the effect that either (a) such transferee is not an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA or a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code (each, a "Benefit Plan") and is not acting on behalf of or investing the assets of a Benefit Plan or (b) the acquisition and continued holding of such Note by the transferee will be covered by a U.S. Department of Labor prohibited transaction class exemption. Each Note Owner, by acceptance of a beneficial interest in a Book-Entry Note, will be deemed to make one of the foregoing representations.

         SECTION 2.4. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Note Registrar, or the Note Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee and the Insurer such security or indemnity as may be required by it to hold the Issuer, the Indenture Trustee and the Insurer harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note (such requirement shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance by the Issuer with Section 8-405); provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, the Issuer may, instead of issuing a replacement Note, direct the Indenture Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Indenture Trustee and the Insurer shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Indenture Trustee or the Insurer in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.5. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee and the Insurer may treat the Person in whose name any Note is registered (as of the Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Insurer, the Indenture Trustee nor any agent of the Issuer, the Insurer or the Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.6. Payment of Principal and Interest; Defaulted Interest.

         (a) The Notes shall accrue interest as provided herein, and such amount shall be payable on each Payment Date as specified herein. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.11, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

         (b) Upon written notice from the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

         (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Note Rate to the extent lawful. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special Record Date, which date shall be at least five Business Days prior to the Payment Date. The Issuer shall fix or cause to be fixed any such special Record Date and Payment Date, and, at least 15 days before any such special Record Date, the Issuer shall mail to each Noteholder, the Insurer and the Indenture Trustee a notice that states the special Record Date, the Payment Date and the amount of defaulted interest to be paid.

         (d) Promptly following the date on which all principal of and interest on the Notes has been paid in full and the Notes have been surrendered to the Indenture Trustee, the Indenture Trustee shall, upon written notice from the Servicer of the amounts, if any, that the Insurer has paid in respect of the Notes under the Policy or otherwise which has not been reimbursed to the Insurer, deliver such surrendered Notes to the Insurer to the extent not previously canceled or destroyed.

         SECTION 2.7. Cancellation. Subject to Section 2.6(d), all Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. Subject to Section 2.6(d), the Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. Subject to Section 2.6(d), all canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         SECTION 2.8. Release of Collateral. The Indenture Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Property from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other

Account. The Indenture Trustee shall release property from the lien created by this Indenture pursuant to this Section 2.8 only upon receipt of an Issuer Request by it accompanied by an Officer's Certificate and an Opinion of Counsel (which shall also be addressed to the Insurer) and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

         SECTION 2.9. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company or its custodian, the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in
Section 2.11. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Note Owners pursuant to Section 2.11:

                  (i) the provisions of this Section shall be in full force and effect;

                  (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

                  (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.11, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee; and

                  (vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Indenture Trustee at the Corporate Trust Office.

         SECTION 2.10. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.11, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to the Note Owners.

         SECTION 2.11. Definitive Notes. If (i) the Servicer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Servicer is unable to locate a qualified successor, (ii) the Servicer at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of a Rapid Amortization Event, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of the Notes advise the Indenture Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

                                  ARTICLE III

             Covenants; Representations and Warranties of the Issuer

         SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. The Notes shall be debt obligations of the Trust and shall be limited in right of payment to amounts available from the Trust as provided in this Indenture and the Trust shall not otherwise be liable for payments on the Notes. No person shall be personally liable for any amounts payable under the Notes. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain in New York, New York, an office or agency where Notes may be surrendered for registration, transfer or exchange of the Notes, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3. Money for Payments to be Held in Trust. The Issuer will cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee and the Insurer an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Indenture Trustee and the Insurer written notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee with the consent of the Insurer, if the Insurer is the Controlling Party, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

                  (iv) immediately resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

         Subject to applicable laws with respect to the escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer, with the prior consent of the Insurer, on Issuer Request, and shall be deposited by the Indenture Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee, the Insurer or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that if such money or any portion thereof had been previously deposited by the Insurer with the Indenture Trustee for the payment of principal or interest on the Notes or interest on the Class S Certificates, to the extent any amounts are owing to the Insurer, such amounts shall be paid promptly to the Insurer upon receipt of a written request by the Insurer to such effect.

         SECTION 3.4. Existence. The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Trust Property, the Notes, and each other instrument or agreement included in the Trust Property.

         SECTION 3.5. Protection of Trust Property. The Issuer intends the security interest granted pursuant to this Indenture in favor of the Issuer Secured Parties to be prior to all other liens in respect of the Trust Property and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, a first lien on and a first priority, perfected security interest in the Trust Property. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) Grant more effectively all or any portion of the Trust Property;

                  (ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Indenture Trustee for the benefit of the Issuer Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Collateral;

                  (v) preserve and defend title to the Trust Property and the rights of the Indenture Trustee in such Trust Property against the claims of all persons and parties; and

                  (vi) pay all taxes or assessments levied or assessed upon the Trust Property when due.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section; provided that, such designation shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance of the Issuer with respect to its duties under this
Section 3.5 or the adequacy of any financing statement, continuation statement or other instrument prepared by the Issuer.

         SECTION 3.6. Opinions as to Trust Property.

         (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Insurer an Opinion of Counsel in the form of Exhibit B hereto, stating that, in the opinion of such counsel, such actions have been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Indenture Trustee, for the benefit of the Issuer Secured Parties, created by this Indenture, subject to the exceptions and qualifications set forth in such Opinion of Counsel.

         (b) Within 90 days after the beginning of each calendar year, beginning in 2003, the Issuer shall furnish to the Indenture Trustee and the Insurer, an Opinion of Counsel either stating that, in the opinion of such counsel, such actions have been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture.

         SECTION 3.7. Performance of Obligations; Servicing of Mortgage Loans.

         (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Property or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents or such other instrument or agreement.

         (b) The Issuer may contract with other Persons acceptable to the Insurer to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Insurer in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Property, including, but not limited to, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee and the Insurer.

         (d) If a Responsible Officer of the Owner Trustee shall have actual knowledge of the occurrence of an Event of Servicing Termination under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Insurer and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking at the direction of the Controlling Party in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Mortgage Loans, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Sponsor of their respective duties under the Basic Documents (x) without the prior consent of the Insurer or (y) if the effect thereof would adversely affect the Holders of the Notes.

         SECTION 3.8. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture or the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Property (but excluding any Mortgage Loans removed from any Pool pursuant to Section 2.07 of the Sale and Servicing Agreement), without the consent of the Insurer (which consent may not be unreasonably withheld) provided, that if an Insurer Default has occurred and is continuing the Noteholders representing 66-2/3% of the Outstanding Amount may direct the Indenture Trustee to sell or dispose of the Trust Property.

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Property; or

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Property or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on a Mortgaged Property and arising solely as a result of an action or omission of the related obligor),
         (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Property or (D) amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Insurer, which consent may not be unreasonably withheld.

         SECTION 3.9. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Insurer, within 90 days after the end of each fiscal year of the Issuer (commencing with the fiscal year ended December 31, 2002) and otherwise in compliance with the requirements of TIA Section 314(a)(4), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.10. Issuer May Not Consolidate or Transfer Assets.

         (a) The Issuer may not consolidate or merge with or into any other Person.

         (b) Except as otherwise provided in the Sale and Servicing Agreement, the Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Property, to any Person.

         SECTION 3.11. No Other Business. The Issuer shall not engage in any business other than purchasing, owning, selling and managing the Mortgage Loans and other assets in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

         SECTION 3.12. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness or any certificates of beneficial interest except for (i) the Residual Certificates and the Class S Certificates, (ii) the Notes, (iii) obligations owing from time to time to the Insurer under the Insurance Agreement and (iv) any other indebtedness permitted by or arising under the Basic Documents, except that the Issuer shall not incur any indebtedness that would cause it, or any portion thereof, to be treated as a "taxable mortgage pool" under Section 7701 of the Code. The proceeds of the Notes and the Residual Certificates shall be used exclusively to fund the Issuer's purchase of the Mortgage Loans and the other assets specified in the Sale and Servicing Agreement, to fund the Pre-Funding Account and the Reserve Fund and to pay the Issuer's organizational, transactional and start-up expenses.

         SECTION 3.13. Servicer's Obligations. The Issuer shall cause the Servicer to comply with Sections 3.09, 3.10 and 4.01 of the Sale and Servicing Agreement and Section 8.6 herein.

         SECTION 3.14. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.15. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.16. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Basic Document.

         SECTION 3.17. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Indenture Trustee and the Noteholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, this Indenture, or Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

         SECTION 3.18. Notice of Rapid Amortization Events and Events of Servicing Termination. Upon a Responsible Officer of the Owner Trustee having actual knowledge thereof, the Issuer agrees to give the Indenture Trustee, the Insurer and the Rating Agencies prompt written notice of each Rapid Amortization Event hereunder or Event of Servicing Termination under the Sale and Servicing Agreement.

         SECTION 3.19. Further Instruments and Acts. Upon request of the Indenture Trustee or the Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         SECTION 3.20. Amendments of Sale and Servicing Agreement and Trust Agreement. The Issuer shall not agree to any amendment to Section 9.01 of the Sale and Servicing Agreement or Section 12.1 of the Trust Agreement to eliminate the requirements thereunder that the Indenture Trustee, the Insurer or the Holders of the Notes consent to amendments thereto as provided therein.

         SECTION 3.21. Income Tax Characterization. For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer and the Noteholders will treat the Notes as indebtedness of the Sponsor and hereby instruct the Indenture Trustee to treat the Notes as indebtedness of the Sponsor for federal and state tax reporting purposes.

         SECTION 3.22. Representations and Warranties of the Issuer Regarding the Lien of the Indenture Trustee. With respect to the Collateral, the Issuer represents and warrants that, as of the Closing Date and each Subsequent Transfer Date:

                  (i) This Indenture creates a valid and continuing security interest (as such term is defined in the UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Issuer;

                  (ii) The Mortgage Notes constitute "instruments" within the meaning of the UCC;

                  (iii) The Issuer owns or will own and has or will have good title to the Collateral free and clear of any lien, claim or encumbrance of any Person;

                  (iv) The Issuer has or will have received all consents and approvals required by the terms of the Mortgage Loans to the pledge of the Mortgage Loans hereunder to the Indenture Trustee;

                  (v) All original executed copies of each Mortgage Loan have been or will be delivered to the Custodian or the Indenture Trustee;

                  (vi) The Issuer has or will have received a written acknowledgement from the Custodian or the Indenture Trustee that the Custodian or Indenture Trustee is holding the Mortgage Loans solely on behalf and for the benefit of the Indenture Trustee on behalf of the Noteholders;

                  (vii) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Issuer has not authorized the filing of and is not aware of any financing statement against the Issuer that includes a description of any of the Collateral other than a financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. The Issuer is not aware of any judgement or tax lien filings against the Issuer; and

                  (viii) None of the Mortgage Notes has or will have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee.

                                   ARTICLE IV
                           Satisfaction and Discharge

         SECTION 4.1. Satisfaction and Discharge of Indenture. Upon payment in full to the Insurer of amounts due to the Insurer and on the Notes, this Indenture shall cease to be of further effect with respect to the Notes except as to (i) the rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) the rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20 and 3.21, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.2) and (vi) the rights of Noteholders and the Insurer as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when either

         (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.5 of the Trust Agreement and (ii) Notes for which payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation and the Policy has terminated and been returned to the Insurer for cancellation and all amounts owing to the Insurer have been paid in full; or

         (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable, and

         (A) the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on the Notes, in each case to the extent not theretofore delivered to the Indenture Trustee for cancellation when due on the Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1), as the case may be;

         (B) the Issuer has paid or caused to be paid all Insurer Issuer Secured Obligations and all Indenture Trustee Issuer Secured Obligations; and

         (C) the Issuer has delivered to the Indenture Trustee and the Insurer an Officer's Certificate, an Opinion of Counsel and, if required by the TIA, the Indenture Trustee or the Insurer, an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
Section 11.1(a) and each stating that all conditions precedent herein provided relating to the satisfaction and discharge of this Indenture have been complied with.

         SECTION 4.2. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest and to the Insurer for the payment of any amounts due to it under the Basic Documents.

         SECTION 4.3. Repayment of Monies Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V

                                    Remedies

         SECTION 5.1. Remedies. If a Rapid Amortization Event, with respect to a Class of Notes, as described in Article XII shall have occurred and be continuing, the Rapid Amortization Period with respect to all Classes of Notes shall immediately commence and the Noteholders shall be entitled on each Payment Date to an amount equal to the Class A-1 Maximum Principal Payment, the Class A-2 Maximum Principal Payment or the Class A-3 Maximum Principal Payment, as applicable, payable during such Rapid Amortization Period. The rights contained in this Article V are in addition to any rights which the Noteholders possess pursuant to Article XII.

         SECTION 5.2. Limitation of Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Rapid Amortization Event;

                  (ii) the Holders of not less than 50% of the Outstanding Amount of the related Notes have made written request to the Indenture Trustee to institute such proceeding with respect to the Notes in respect of such Rapid Amortization Event in its own name as Indenture Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Indenture Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings;

                  (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the related Notes; and

                  (vi) an Insurer Default shall have occurred and be continuing;

it being understood and intended that no Holders of Notes shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of related Notes, each representing less than a majority of the Outstanding Amount of the related Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.3. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.4. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, then and in every such case the Issuer, the Insurer, the Indenture Trustee and the Noteholders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee, the Insurer and the Noteholders shall continue as though no such proceeding had been instituted.

         SECTION 5.5. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Controlling Party or to the related Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.6. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Rapid Amortization Event shall impair any such right or remedy or constitute a waiver of any such Rapid Amortization Event or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Insurer or by the Noteholders, as the case may be.

         SECTION 5.7. Control by Noteholders. The Insurer (or, if an Insurer Default shall have occurred and is continuing, Holders of a majority of the Outstanding Amount of the related Notes) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee pursuant to Section 12.1 hereof with respect to the related Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any related Noteholders not consenting to such action.

         SECTION 5.8. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by the Insurer, any Noteholder, or group of Noteholders with the prior written consent of the Insurer (so long as no Insurer Default has occurred), in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.9. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.10. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee, the Insurer or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee or the Insurer against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Property or upon any of the assets of the Issuer.

         SECTION 5.11. Performance and Enforcement of Certain Obligations.

         (a) Promptly following a request from the Indenture Trustee (at the direction of the Insurer) to do so and at the Servicer's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Sponsor and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Sponsor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Sponsor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

         (b) If a Rapid Amortization Event has occurred and is continuing, the Indenture Trustee, with the consent of the Insurer, may, and, at the written direction of the Insurer (or, if an Insurer Default has occurred and is continuing, the Holders of 66-2/3% of the Outstanding Amount of the related Class of Notes) shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Sponsor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Sponsor or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

         SECTION 5.12. Subrogation. The Indenture Trustee shall receive as attorney-in-fact of each Noteholder any Insured Payment from the Insurer pursuant to the Policy. Any and all Insured Payments disbursed by the Indenture Trustee from claims made under the Policy shall not be considered payment by the Issuer, and shall not discharge the obligations of the Issuer with respect thereto. The Insurer shall, to the extent it makes any payment with respect to any Class of Notes, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to any Class of Notes by or on behalf of the Insurer, the Indenture Trustee shall assign to the Insurer all rights to the payment of interest or principal with respect to such Class of Notes which are then due for payment to the extent of all payments made by the Insurer. The Insurer may exercise any option, vote, right, power or the like with respect to such Class of Notes to the extent that it has made payment pursuant to the Policy.

         SECTION 5.13. Preference Claims.

         (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any Insured Payment on a Note or a Class S Certificate has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Insurer, shall comply with the provisions of the Policy to obtain payment by the Insurer of such avoided payment, and shall, at the time it provides notice to the Insurer, notify Holders of the related Notes or Class S Certificateholders of the related Class S Certificates, as appropriate, by mail that, in the event that any Noteholder's payment or Class S Certificateholder's payment is so recoverable, such Noteholder or Class S Certificateholder will be entitled to payment pursuant to the terms of the Policy. The Indenture Trustee shall furnish to the Insurer at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on Notes or interest on Class S Certificates, as appropriate, if any, which have been made by the Indenture Trustee and subsequently recovered from Noteholders or Class S Certificateholders, and the dates on which such payments were made. Pursuant to the terms of the Policy, the Insurer will make such payment on behalf of the related Noteholder or Class S Certificateholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholders or Class S Certificateholders, as appropriate, and not to the Indenture Trustee, any Noteholder or any Class S Certificateholder directly (unless such Noteholder or Class S Certificateholder has returned principal or interest paid on the Notes or Class S Certificates, as appropriate, to such receiver or trustee in bankruptcy, in which case the Insurer shall make such payment to the Indenture Trustee for payment to such Noteholder or Class S Certificateholder).

         (b) The Indenture Trustee shall promptly notify the Insurer of any proceeding or the institution of any action (of which the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Holder, by its purchase of Notes, and the Indenture Trustee hereby agree that so long as an Insurer Default shall not have occurred and be continuing, the Insurer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal at the expense of the Insurer, but subject to reimbursement as provided in the Insurance Agreement. In addition, and without limitation of the foregoing, as set forth in Section 5.12, the Insurer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim. All actions taken under this Section 5.13(b) by the Indenture Trustee shall be taken in accordance with the terms of the Policy.

         SECTION 5.14. Noteholder Rights. Each Noteholder by the acceptance of its Note agrees that, so long as no Insurer Default has occurred and is continuing, the Insurer shall be treated by the Issuer, the Seller, the Sponsor, the Servicer, the Owner Trustee and the Indenture Trustee as if the Insurer were the Holder of the related Class A Note for the purpose of the giving of any consent, the making of any direction or the exercise of any voting or other control rights otherwise given to the Noteholder hereunder without any further consent of the Noteholder. So long as no Insurer Default has occurred and is continuing, the Noteholders may only exercise such rights with the consent of the Insurer.

         SECTION 5.15. Insurer's Rights Regarding Actions, Proceedings or Investigations. Until all Notes have been paid in full, all amounts owed to the Insurer have been paid in full, the Insurance Agreement has terminated and the Policy has been returned to the Insurer for cancellation, the following provisions shall apply:

         (a) Notwithstanding anything contained herein or in the other Basic Documents to the contrary, the Insurer shall have the right to participate in, to direct the enforcement or defense of, and, at the Insurer's sole option, to institute or assume the defense of, any action, proceeding or investigation that could adversely affect the Issuer, the Collateral, the Trust Property or the rights or obligations of the Insurer hereunder or under the Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Sponsor, the Issuer or any affiliate thereof. Following notice to the Indenture Trustee, the Insurer shall have exclusive right to determine, in its sole discretion, the actions necessary to preserve and protect the Issuer, the Collateral, and the Trust Property. All costs and expenses of the Insurer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Insurer or the Insurer's interests, shall be included in the Reimbursement Amount.

         (b) In connection with any action, proceeding or investigation that could adversely affect the Issuer, the Collateral, the Trust Property or the rights or obligations of the Insurer hereunder or under the Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Sponsor, the Issuer or any affiliate thereof, the Indenture Trustee hereby agrees to cooperate with, and to take such action as directed by, the Insurer, including (without limitation) entering into such agreements and settlements as the Insurer shall direct, in its sole discretion, without the consent of any Noteholder.

         (c) The Indenture Trustee hereby agrees to provide to the Insurer prompt written notice of any action, proceeding or investigation that names the Issuer or the Indenture Trustee as a party or that could adversely affect the Issuer, the Collateral, the Trust Property or the rights or obligations of the Insurer hereunder or under the Policy or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Sponsor, the Trust or any affiliate thereof.

         (d) Notwithstanding anything contained herein or in any of the other Basic Documents to the contrary, the Indenture Trustee shall not, without the Insurer's prior written consent or unless directed by the Insurer, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Issuer, the Collateral, the Trust Property or the rights or obligations of the Insurer hereunder or under the Policy or the Basic Documents.

         (e) Each Noteholder, by acceptance of its Note, and the Indenture Trustee agree that the Insurer shall have such rights as set forth in this Section, which are in addition to any rights of the Insurer pursuant to the other provisions of the Basic Documents, that the rights set forth in this Section may be exercised by the Insurer, in its sole discretion, without the need for the consent or approval of any Noteholder or the Indenture Trustee, notwithstanding any other provision contained herein or in any of the other Basic Documents, and that nothing contained in this Section shall be deemed to be an obligation of the Insurer to exercise any of the rights provided for herein.

                                   ARTICLE VI

                              The Indenture Trustee

         SECTION 6.1. Duties of Indenture Trustee.

         (a) If a Rapid Amortization Event has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and the Basic Documents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Indenture Trustee is acting as Servicer, it shall use the same degree of care and skill as is required of the Servicer under the Sale and Servicing Agreement.

         (b) Except during the continuance of a Rapid Amortization Event

                  (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                  (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) this paragraph does not limit the effect of paragraph (b) of this Section;

                  (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12; and

                  (iv) the Indenture Trustee shall not be charged with knowledge of any failure by the Servicer to comply with the obligations of the Servicer referred to in clauses (i) and (ii) of Section 6.01 of the Sale and Servicing Agreement unless a Responsible Officer of the Indenture Trustee at the Corporate Trust Office obtains actual knowledge of such failure or occurrence or the Indenture Trustee receives written notice of such failure or occurrence from the Servicer, the Insurer or the Holders of Notes evidencing more than 50% of the Outstanding Amount.

         (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it.

         (f) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         (g) The Indenture Trustee shall, upon three Business Days' prior written notice to the Indenture Trustee, permit any representative of the Insurer, during the Indenture Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts (at the expense of the party requesting such copies or extracts) therefrom and to discuss the Indenture Trustee's affairs and actions, as such affairs and actions relate to the Indenture Trustee's duties with respect to the Notes, with the Indenture Trustee's officers and employees responsible for carrying out the Indenture Trustee's duties with respect to the Notes.

         (h) The Indenture Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

         (i) The Indenture Trustee shall, and hereby agrees that it will, hold the Policy in trust, and will hold any proceeds of any claim on the Policy in trust solely for the use and benefit of the Noteholders or the Class S Certificateholders, as applicable.

         (j) In no event shall The Bank of New York, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Business Trust Statute, common law, or the Trust Agreement.

         SECTION 6.2. Rights of Indenture Trustee.

         (a) The Indenture Trustee may conclusively rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee and the Indenture Trustee shall not be liable for the negligence of such agents, attorneys, custodians or nominees appointed (i) with due care and (ii) with the consent of the Insurer.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Indenture Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes or the Controlling Party, pursuant to the provisions of this Indenture, unless such Holders of Notes or the Controlling Party shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Indenture Trustee shall, upon the occurrence of a Rapid Amortization Event or Event of Servicing Termination as defined in the Sale and Servicing Agreement (that has not been cured or waived), exercise the rights and powers vested in it by this Indenture or the Sale and Servicing Agreement with reasonable care and skill.

         (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Insurer or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount thereof; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee shall be reimbursed by the Person making such request upon demand.

         (h) The Indenture Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Servicer until such time as the Indenture Trustee may be required to act as Servicer.

         SECTION 6.3. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

         SECTION 6.4. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Property or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         SECTION 6.5. Notice of Rapid Amortization Events and Events of Servicing Termination. If a Rapid Amortization Period or an Event of Servicing Termination occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to the Insurer and each Noteholder notice of such event within 90 days after such knowledge or notice occurs. Except in the case of a default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice to the Noteholders if and so long as one of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders; provided that the Indenture Trustee shall not withhold any such notice to the Insurer.

         SECTION 6.6. Reports by Indenture Trustee to Holders. Upon written request, the Note Paying Agent or the Servicer shall on behalf of the Issuer deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its Federal and state income tax returns required by law.

         SECTION 6.7. Compensation and Indemnity.

         (a) Pursuant to Section 8.7 and subject to Section 6.10 herein, the Issuer shall, or shall cause the Servicer to, pay to the Indenture Trustee from time to time compensation as agreed to in writing between the Servicer and the Indenture Trustee for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Indenture Trustee and its respective officers, directors, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by each of them in connection with the acceptance or the administration of this trust and the performance of its duties hereunder or under any other Basic Document. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article VIII of the Sale and Servicing Agreement. The Issuer shall or shall cause the Servicer to defend the claim, the Indenture Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

         (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. Notwithstanding anything else set forth in this Indenture or the Basic Documents, the Indenture Trustee agrees that the obligations of the Issuer (but not the Servicer) to the Indenture Trustee hereunder and under the Basic Documents shall be recourse to the Trust Property only and specifically shall not be recourse to the assets of the Issuer or any Noteholder. In addition, the Indenture Trustee agrees that its recourse to the Issuer, the Trust Property, the Sponsor and amounts held in the Reserve Fund shall be limited to the right to receive the distributions referred to in Section 8.7 herein.

         SECTION 6.8. Replacement of Indenture Trustee. The Indenture Trustee may resign at any time by so notifying the Issuer and the Insurer by written notice. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Indenture Trustee (approved in writing by the Insurer, so long as such approval is not unreasonably withheld) by written instrument, in duplicate, one copy of such instrument shall be delivered to the resigning Indenture Trustee (who shall deliver a copy to the Servicer and the Insurer) and one copy to the successor Indenture Trustee; provided, however, that any such successor Indenture Trustee shall be subject to the prior written approval of the Servicer. The Issuer may, and at the request of the Insurer shall, remove the Indenture Trustee, if:

                  (i) the Indenture Trustee fails to comply with Section 6.11;

                  (ii) a court having jurisdiction in the premises in respect of the Indenture Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order granting relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or ordering the winding-up or liquidation of the Indenture Trustee's affairs;

                  (iii) an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law is commenced with respect to the Indenture Trustee and such case is not dismissed within 60 days;

                  (iv) the Indenture Trustee commences a voluntary case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Indenture Trustee or for any substantial part of the Indenture Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

                  (v) the Indenture Trustee otherwise becomes incapable of acting; or

                  (vi) the Indenture Trustee materially breaches any covenant or obligation under the Basic Documents.

         Additionally, the Issuer shall remove the Indenture Trustee at the request of the Insurer.

         If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the Insurer. If the Issuer fails to appoint such a successor Indenture Trustee, the Insurer may appoint a successor Indenture Trustee.

         A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, to the Insurer and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the retiring Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

         If a successor Indenture Trustee does not take office within 30 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer, the Insurer, or the Holders of a majority in Outstanding Amount of the Notes may, at the expense of the Servicer, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee acceptable to the Insurer.

         If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee acceptable to the Insurer.

         Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Indenture Trustee pursuant to Section 6.8 and payment of all fees and expenses owed to the outgoing Indenture Trustee.

         Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's and the Servicer's indemnity obligations under
Section 6.7 shall continue for the benefit of the retiring Indenture Trustee and the Servicer shall pay any amounts owing to the Indenture Trustee.

         SECTION 6.9. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee, provided that such entity meets the requirements of Section 6.11 hereunder and is otherwise acceptable to the Insurer (unless an Insurer Default has occurred and is continuing). The Indenture Trustee shall provide Insurer and the Servicer with at least 30 days notice of any such transaction.

         In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture.

         SECTION 6.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust may at the time be located, the Indenture Trustee, with the consent of the Insurer, shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

                  (iii) the Indenture Trustee and the Servicer acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee except that following the occurrence of an Event of Servicing Termination, the Indenture Trustee acting alone may accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         (e) The Servicer shall be responsible for the fees of any co-trustee or separate trustee appointed hereunder.

         SECTION 6.11. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Indenture Trustee shall provide copies of such reports to the Insurer upon request. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         SECTION 6.12. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

         SECTION 6.13. Appointment and Powers. Subject to the terms and conditions hereof, each of the Issuer Secured Parties hereby appoints The Bank of New York as the Indenture Trustee with respect to the Collateral, and The Bank of New York hereby accepts such appointment and agrees to act as Indenture Trustee with respect to the Trust Property for the Issuer Secured Parties, to maintain custody and possession of such Trust Property (except as otherwise provided hereunder) and to perform the other duties of the Indenture Trustee in accordance with the provisions of this Indenture and the other Basic Documents. Each Issuer Secured Party hereby authorizes the Indenture Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Indenture Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Indenture Trustee shall act upon and in compliance with the written instructions delivered to it pursuant to this Indenture promptly following receipt of such written instructions; provided that the Indenture Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture or (ii) for which the Indenture Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Indenture Trustee of its express duties hereunder, except where this Indenture provides that the Indenture Trustee is permitted to act only following and in accordance with such instructions.

         SECTION 6.14. Performance of Duties. The Indenture Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Indenture Trustee is a party or as directed by the Controlling Party in accordance with this Indenture. The Indenture Trustee shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party. The Indenture Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

         SECTION 6.15. Limitation on Liability. Neither the Indenture Trustee nor any of its directors, officers, employees and agents shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Indenture Trustee shall be liable for its negligence, bad faith or willful misconduct; nor shall the Indenture Trustee be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Indenture or any of the Trust Property (or any part thereof).

         SECTION 6.16. Reliance Upon Documents. In the absence of negligence, bad faith or willful misconduct on its part, the Indenture Trustee shall be entitled to conclusively rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

         SECTION 6.17. Representations and Warranties of the Indenture Trustee. The Indenture Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

         (a) Due Organization. The Indenture Trustee is a New York banking corporation, duly organized, validly existing and in good standing under the laws of the State of New York and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

         (b) Corporate Power. The Indenture Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as the Indenture Trustee hereunder.

         (c) Due Authorization. The execution and delivery by the Indenture Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Indenture Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings, are required for the valid execution and delivery by the Indenture Trustee, or the performance by the Indenture Trustee, of this Indenture and such other Basic Documents.

         (d) Valid and Binding Indenture. The Indenture Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         SECTION 6.18. Waiver of Setoffs. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Account and agrees that amounts in the Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

         SECTION 6.19. Control by the Controlling Party. The Indenture Trustee shall comply with notices and instructions given by the Issuer only if accompanied by the written consent of the Controlling Party. The Indenture Trustee shall act upon and comply with notices and instructions given by the Controlling Party alone.

         SECTION 6.20. Indenture Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and such proceeding instituted by the Indenture Trustee shall be brought in its own name or in its capacity as Indenture Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Indenture Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

         SECTION 6.21. Suits for Enforcement. In case an Event of Servicing Termination or other default by the Servicer or the Sponsor hereunder shall occur and be continuing, the Controlling Party may proceed to protect and enforce its rights and the rights of the Noteholders under this Indenture by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy, as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee and the Noteholders.

         SECTION 6.22. Mortgagor Claims. In connection with any offset defenses, or affirmative claim for recovery, asserted in legal actions brought by Mortgagors under one or more Mortgage Loans based upon provisions therein or upon other rights or remedies arising from any requirements of law applicable to the Mortgage Loans:

         (a) The Indenture Trustee is the holder of the Mortgage Loans only as trustee on behalf of the holders of the Notes and the Insurer, and not as a principal or in any individual or personal capacity.

         (b) The Indenture Trustee shall not be personally liable for, or obligated to pay Mortgagors, any affirmative claims asserted thereby, or responsible to holders of the Notes for any offset defense amounts applied against Mortgage Loan payments, pursuant to such legal actions.

         (c) The Indenture Trustee will pay, solely from the Trust Estate, affirmative claims for recovery by Mortgagors only pursuant to final judicial orders or judgments, or judicially-approved settlement agreements, resulting from such legal actions.

         (d) The Indenture Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Mortgagors' legal actions to recover affirmative claims against holders of the Notes.

         (e) The Indenture Trustee will cooperate with and assist the Servicer, the Insurer, the Issuer, the Sponsor, or holders of the Notes in their defense of legal actions by Mortgagors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Indenture Trustee as a party to such legal actions and if the Indenture Trustee is satisfactorily indemnified for all liability, costs and expenses (including attorneys' fees and expenses) arising therefrom.

         (f) The Issuer and Servicer hereby agree to indemnify, hold harmless and defend the Indenture Trustee from and against any and all liability, loss, costs and expenses (including attorneys' fees and expenses) of the Indenture Trustee resulting from any affirmative claims for recovery asserted or collected by Mortgagors under the Mortgage Loans.

                                  ARTICLE VII

                         Noteholders' Lists and Reports

         SECTION 7.1. Issuer To Furnish To Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished. The Indenture Trustee or, if the Indenture Trustee is not the Note Registrar, the Issuer shall furnish to the Insurer or the Issuer in writing upon their written request and at such other times as the Insurer or the Issuer may request a copy of the list.

         SECTION 7.2. Preservation of Information; Communications to
Noteholders.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

         (b) Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIAss.312(c).

         SECTION 7.3. Reports by Issuer.

         (a) The Issuer shall:

                  (i) file with the Indenture Trustee (with a copy to the Insurer), within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and copies of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

                  (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) (with a copy to the Insurer) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         SECTION 7.4. Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each December 31, beginning with December 31, 2002, the Indenture Trustee shall mail to each Noteholder (with a copy to the Insurer) as required by TIA ss. 313(c) a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

         A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange or the delisting thereof.

                                  ARTICLE VIII

        Payments and Statements to Noteholders and Residual Noteholders;
                      Accounts, Disbursements and Releases

         SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Property, the Indenture Trustee may, with the consent of the Insurer (so long as no Insurer Default has occurred and is continuing), or shall at the direction of the Insurer (so long as no Insurer Default has occurred and is continuing), take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

         SECTION 8.2. Release of Trust Property.

         (a) Subject to Section 8.10 and the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the Issuer and the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture or the Sale and Servicing Agreement. In the event that the fair value of property to be released from the lien of this Indenture on any date, together with the fair value of property previously released during the then-current calendar year, equals or exceeds 10% of the sum of (i) the Class A-1 Note Principal Balance plus (ii) the Class A-2 Note Principal Balance plus (iii) the Class A-3 Note Principal Balance, in addition to all other actions required to be taken pursuant to this Indenture, the Sale and Servicing Agreement or otherwise in connection with such release, an Independent Certificate in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1 shall also be delivered to the Indenture Trustee. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as there are no Notes outstanding and all sums due the Indenture Trustee pursuant to Section 6.7, and to the Insurer pursuant to the Insurance Agreement have been paid and the Policy has been cancelled and returned to the Insurer, release any remaining portion of the Trust Property that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt by the Indenture Trustee and the Insurer of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA ss.ss. 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

         SECTION 8.3. Establishment of Accounts. The Sponsor shall cause to be established, and the Indenture Trustee shall maintain, at the Corporate Trust Office of the Indenture Trustee, a Collection Account, a Pre-Funding Account and a Reserve Fund to be held by the Indenture Trustee in the name of the Trust for the benefit of the Noteholders and the Insurer, as their interests may appear. Each account shall be an Eligible Account. In addition, the Sponsor shall be permitted to withdraw amounts from the Collection Account from time to time as described in Section 3.03 of the Sale and Servicing Agreement.

         SECTION 8.4. The Policy.

         (a) By the close of business on the Business Day preceding each Determination Date the Indenture Trustee shall determine from the related Servicing Certificate with respect to the immediately following Payment Date, the Class A-1 Deficiency Amount, the Class A-2 Deficiency Amount, the Class A-3 Deficiency Amount and the Class S Deficiency Amount, if any.

         (b) If the Indenture Trustee determines pursuant to paragraph (a) above that a Class A-1 Deficiency Amount would exist, the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Policy and submit such notice to the Insurer no later than 12:00 noon New York City time on the related Determination Date preceding such Payment Date as a claim for a payment in an amount equal to the Class A-1 Deficiency Amount.

         (c) If the Indenture Trustee determines pursuant to paragraph (a) above that a Class A-2 Deficiency Amount would exist, the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Policy and submit such notice to the Insurer no later than 12:00 noon New York City time on the related Determination Date preceding such Payment Date as a claim for a payment in an amount equal to the Class A-2 Deficiency Amount.

         (d) If the Indenture Trustee determines pursuant to paragraph (a) above that a Class A-3 Deficiency Amount would exist, the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Policy and submit such notice to the Insurer no later than 12:00 noon New York City time on the related Determination Date preceding such Payment Date as a claim for a payment in an amount equal to the Class A-3 Deficiency Amount.

         (e) If the Indenture Trustee determines pursuant to paragraph (a) above that a Class S Deficiency Amount would exist, the Indenture Trustee shall complete a Notice in the form of Exhibit A to the Policy and submit such notice to the Insurer no later than the close of business New York City time on the Business Day following the related Determination Date preceding such Payment Date as a claim for a payment in an amount equal to the Class S Deficiency Amount.

         (f) Upon receipt of payments made pursuant to the Policy from the Insurer on behalf of the related Noteholders or Class S Certificateholders, the Indenture Trustee shall deposit such payments in the Collection Account and shall distribute such payments, or the proceeds thereof, in accordance with
Section 8.7(d) hereof to the related Noteholders and Class S Certificateholders.

         SECTION 8.5. [Reserved]

         SECTION 8.6. Reserve Fund.

         (a) On each Payment Date the Indenture Trustee shall deposit to the Reserve Fund the amounts, if any, described in Section 8.7(d)(xi) hereof.

         (b)(i) If, on any Payment Date, and after taking into account the application of the Pool I Available Funds plus any Crossover Amount payable from Pool II or Pool III (but not the proceeds of any Insured Payment) to the items listed in clauses (i) through (ix) of Section 8.7(d) hereof with respect to Pool I on such Payment Date (x) the full amount of the Class A-1 Interest Payment Amount (excluding any Relief Act Shortfalls, interest shortfalls related to prepayments and any Deferred Interest) has not been paid; (y) a Pool I Overcollateralization Deficit would result; and/or (z) a Class A-1 Reimbursement Amount exists (the sum of such deficiencies the "Pool I Deficiency Amount"), the Indenture Trustee shall withdraw from the Reserve Fund and deposit in the Collection Account an amount with respect to the Class A-1 Notes equal to the lesser of (x) the product of (a) the amount then on deposit in the Reserve Fund and (b) a fraction, the numerator of which is the Pool I Deficiency Amount and the denominator of which is the sum of (i) the Pool I Deficiency Amount, (ii) the Pool II Deficiency Amount and (iii) the Pool III Deficiency Amount and (y) the Pool I Deficiency Amount.

         (ii) If, on any Payment Date, and after taking into account the application of the Pool II Available Funds plus any Crossover Amount payable from Pool I or Pool III (but not the proceeds of any Insured Payment) to the items listed in clauses (i) through (ix) of Section 8.7(d) hereof with respect to Pool II on such Payment Date (x) the full amount of the Class A-2 Interest Payment Amount (excluding any Relief Act Shortfalls, interest shortfalls related to prepayments and any Deferred Interest) has not been paid; (y) a Pool II Overcollateralization Deficit would result; and/or (z) a Class A-2 Reimbursement Amount exists (the sum of such deficiencies the "Pool II Deficiency Amount"), the Indenture Trustee shall withdraw from the Reserve Fund and deposit in the Collection Account an amount with respect to the Class A-2 Notes equal to the lesser of (x) the product of (a) the amount then on deposit in the Reserve Fund and (b) a fraction, the numerator of which is the Pool II Deficiency Amount and the denominator of which is the sum of (i) the Pool I Deficiency Amount, (ii) the Pool II Deficiency Amount and (iii) the Pool III Deficiency Amount and (y) the Pool II Deficiency Amount.

         (iii) If, on any Payment Date, and after taking into account the application of the Pool III Available Funds plus any Crossover Amount payable from Pool I or Pool II (but not the proceeds of any Insured Payment) to the items listed in clauses (i) through (ix) of Section 8.7(d) hereof with respect to Pool III on such Payment Date (x) the full amount of the Class A-3 Interest Payment Amount (excluding any Relief Act Shortfalls, interest shortfalls related to prepayments and any Deferred Interest) has not been paid; (y) a Pool III Overcollateralization Deficit would result; and/or (z) a Class A-3 Reimbursement Amount exists (the sum of such deficiencies the "Pool III Deficiency Amount"), the Indenture Trustee shall withdraw from the Reserve Fund and deposit in the Collection Account an amount with respect to the Class A-3 Notes equal to the lesser of (x) the product of (a) the amount then on deposit in the Reserve Fund and (b) a fraction, the numerator of which is the Pool III Deficiency Amount and the denominator of which is the sum of (i) the Pool I Deficiency Amount, (ii) the Pool II Deficiency Amount and (iii) the Pool III Deficiency Amount and (y) the Pool III Deficiency Amount.

         (c) If, on any Payment Date, (A) the sum of (i) the Pool I Overcollateralization Amount plus (ii) the Pool II Overcollateralization Amount plus (iii) the Pool III Overcollateralization Amount plus (iv) the amount on deposit in the Reserve Fund minus (v) any Pool I Overcollateralization Deficit minus (vi) any Pool II Overcollateralization Deficit minus (vii) any Pool III Overcollateralization Deficit, in each case after taking into account all distributions on such Payment Date other than any distribution of any Reserve Reduction Amounts (as defined below) exceeds (B) the sum of (i) the Pool I Specified Overcollateralization Amount plus (ii) the Pool II Specified Overcollateralization Amount plus (iii) the Pool III Specified Overcollateralization Amount for such Payment Date (such excess being the "Reserve Reduction Amount"), the Reserve Reduction Amount shall be released from the Reserve Fund and distributed to the Residual Certificateholders.

         SECTION 8.7. Priority of Distributions.

         (a) The Indenture Trustee shall deposit to the Collection Account, with respect to Pool I, without duplication, upon receipt, (i) any payments related to the Class A-1 Notes made pursuant to the Policy, (ii) the proceeds of any liquidation of the assets of the Trust, (iii) Interest Collections and Principal Collections remitted by the Servicer, together with any Substitution Amounts, and any Loan Purchase Price amounts received by the Indenture Trustee relating to such Pool, (iv) on the Payment Dates occurring in December 2001, January 2002 and February 2002, the Capitalized Interest Requirement to be transferred pursuant to Section 8.9(e) hereof relating to Pool I, (v) the portion of the amount, if any, to be transferred on such Payment Date from the Pre-Funding Account, pursuant to Section 8.9(f) hereof and (vi) the amount, if any, to be transferred on such Payment Date from the Reserve Fund pursuant to Section 8.5(b)(i) hereof.

         (b) The Indenture Trustee shall deposit to the Collection Account, with respect to Pool II, without duplication, upon receipt, (i) any payments related to the Class A-2 Notes made pursuant to the Policy, (ii) the proceeds of any liquidation of the assets of the Trust, (iii) Interest Collections and Principal Collections remitted by the Servicer, together with any Substitution Amounts, and any Loan Purchase Price Amounts received by the Indenture Trustee relating to such Pool, (iv) on the Payment Dates occurring in December 2001, January 2002 and February 2002, the Capitalized Interest Requirement to be transferred pursuant to Section 8.9(e) hereof relating to Pool II, (v) the portion of the amount, if any, to be transferred on such Payment Date from the Pre-Funding Account, pursuant to Section 8.9(f) hereof and (vi) the amount, if any, to be transferred on such Payment Date from the Reserve Fund pursuant to Section 8.5(b)(ii) hereof.

         (c) The Indenture Trustee shall deposit to the Collection Account, with respect to Pool III, without duplication, upon receipt, (i) any payments related to the Class A-3 Notes made pursuant to the Policy, (ii) the proceeds of any liquidation of the assets of the Trust, (iii) Interest Collections and Principal Collections remitted by the Servicer, together with any Substitution Amounts, and any Loan Purchase Price Amounts received by the Indenture Trustee relating to such Pool, (iv) on the Payment Dates occurring in December 2001, January 2002 and February 2002, the Capitalized Interest Requirement to be transferred pursuant to Section 8.9(e) hereof relating to Pool III, (v) the portion of the amount, if any, to be transferred on such Payment Date from the Pre-Funding Account, pursuant to Section 8.9(f) hereof and (vi) the amount, if any, to be transferred on such Payment Date from the Reserve Fund pursuant to Section 8.5(b)(iii) hereof.

         (d) With respect to the Collection Account, on each Payment Date, the Indenture Trustee shall make the following allocations, disbursements and transfers in the following order of priority, and each such allocation, transfer and disbursement shall be treated as having occurred only after all preceding allocations, transfers and disbursements have occurred:

                  (i) to the Indenture Trustee, the Trustee Fee then due on account of the related Class of Notes;

                  (ii) (x) from amounts on deposit therein with respect to Pool I, the Premium Amounts with respect to the Class A-1 Notes to the Insurer for such Payment Date (y) from amounts then on deposit therein with respect to Pool II, the Premium Amounts with respect to the Class A-2 Notes to the Insurer for such Payment Date and (z) from amounts then on deposit therein with respect to Pool III, the Premium Amounts with respect to the Class A-3 Notes to the Insurer for such Payment Date;

                  (iii) (x) from amounts then on deposit therein with respect to Pool I, to the Class A-1 Noteholders, the Class A-1 Interest Payment Amount for such Payment Date (y) from amounts then on deposit therein with respect to Pool II, to the Class A-2 Noteholders, the Class A-2 Interest Payment Amount for such Payment Date and (z) from amounts then on deposit therein with respect to Pool III, to the Class A-3 Noteholders, the Class A-3 Interest Payment Amount for such Payment Date;

                  (iv) to the Holders of the Class S Certificate, 45% of the related Excess Interest;

                  (v) until and including the Payment Date in November 2002, (x) from amounts then on deposit therein with respect to Pool I, to the Sponsor, the portion of Additional Balance Contributed Amount for such Payment Date related to Pool I HELOC Mortgage Loans (y) from amounts then on deposit therein with respect to Pool II, to the Sponsor, the portion of Additional Balance Contributed Amount for such Payment Date related to Pool II HELOC Mortgage Loans and (z) from amounts then on deposit therein with respect to Pool III, to the Sponsor, the portion of Additional Balance Contributed Amount for such Payment Date related to Pool III HELOC Mortgage Loans;

                  (vi) (x) from amounts then on deposit therein with respect to Pool I, to the Class A-1 Noteholders as a distribution of principal, the Class A-1 Principal Payment Amount for such Payment Date (y) from amounts then on deposit therein with respect to Pool II, to the Class A-2 Noteholders, as a distribution of principal, the Class A-2 Principal Payment Amount for such Payment Date and (z) from amounts then on deposit therein with respect to Pool III, to the Class A-3 Noteholders, as a distribution of principal, the Class A-3 Principal Payment Amount for such Payment Date;

                  (vii) (x) from amounts then on deposit therein with respect to Pool I, to the Class A-1 Noteholders, as a distribution of principal, the Pool I Overcollateralization Deficit for such Payment Date (y) from amounts then on deposit therein with respect to Pool II, to the Class A-2 Noteholders, as a distribution of principal, the Pool II Overcollateralization Deficit for such Payment Date and (z) from the amounts then on deposit therein with respect to Pool III, to the Class A-3 Noteholders, as a distribution of principal, the Pool III Overcollateralization Deficit for such Payment Date;

                  (viii) (x) from amounts then on deposit therein with respect to Pool I, to the Insurer, the Class A-1 Reimbursement Amount, if any, then due to it (y) from amounts then on deposit therein with respect to Pool II, to the Insurer, the Class A-2 Reimbursement Amount, if any, then due to it and (z) from amounts then on deposit therein with respect to Pool III, to the Insurer, the Class A-3 Reimbursement Amount, if any, then due to it;

                  (ix) (x) from amounts then on deposit therein with respect to Pool I, the Excess Cashflow with respect to the Class A-1 Notes shall be applied to the extent necessary to fund the full amount of the Accelerated Principal Payment with respect to the Class A-1 Notes (y) from amounts then on deposit therein with respect to Pool II, the Excess Cashflow with respect to the Class A-2 Notes shall be applied to the extent necessary to fund the full amount of the Accelerated Principal Payment with respect to the Class A-2 Notes and (z) from amounts then on deposit therein with respect to Pool III, the Excess Cashflow with respect to the Class A-3 Notes shall be applied to the extent necessary to fund the full amount of the Accelerated Principal Payment with respect to the Class A-3 Notes;

                  (x) any portion of the Available Funds with respect to a Pool remaining after the application described in items (i) through (ix) above on a Payment Date shall be aggregated together with any Crossover Amounts (as defined below) from other Pools (such aggregate amount, the "Total Crossover Amounts") and used to fund any deficiency in items
         (iii), (vii) and (viii) above with respect to the other Pools on such Payment Date (such amount which is available to be allocated with respect to the other Pools on such Payment Date is a "Crossover Amount" for the related Pool) provided, that, if more than one Pool has a deficiency in items (iii), (vii) and (viii) above (each a "Deficient Pool"), each Deficient Pool will receive a pro-rata portion of the Crossover Amounts in accordance with the following formula:


the lesser of (a) the Total Crossover
 Amount and (b) the Total Deficiency          Pool Deficiency Amount for the
               Amount                    X              Deficient Pool
-------------------------------------          ------------------------------
                 1                                Total Deficiency Amount

         As used in this formula, the terms have the following meanings:

         Pool Deficiency Amount:    The total dollar amount of deficiency in
                                    items (iii), (vii) and (viii) for the
                                    related Deficient Pool

         Total Deficiency Amount:   With respect to any Payment Date, the sum of
                                    the Pool Deficiency Amounts of all Deficient
                                    Pools.

                  (xi) to the Reserve Fund for application pursuant to this Indenture, to the extent that the sum of (a) the Pool I Overcollateralization Amount plus (b) the Pool II Overcollateralization Amount plus (c) the Pool III Overcollateralization Amount (in each case after taking into account the reductions in the Note Principal Balance with respect to each Class of Notes on such Payment Date due to the application of the amounts described in clauses (vi), (vii), (ix) and
         (x) above) is less than the sum of (a) the Pool I Specified Overcollateralization Amount, (b) the Pool II Specified Overcollateralization Amount and (c) the Pool III Specified Overcollateralization Amount as of such Payment Date;

         (xii) from amounts then on deposit, pari passu (a) to the Servicer, reimbursement for amounts reimbursable to the Servicer pursuant to Section 3.03 and Section 5.03 of the Sale and Servicing Agreement to the extent not previously reimbursed and (b) to the Indenture Trustee, up to a maximum of $5,000 on any Payment Date to pay certain amounts that may be required to be paid to the Indenture Trustee with respect to its or the Custodian's preparation and recording of assignments of mortgages (which amounts were not previously paid pursuant to clause (i) or reimbursed pursuant to the Sale and Servicing Agreement);

         (xiii) (x) from amounts then on deposit therein with respect to Pool I, the current Class A-1 Deferred Interest with respect to the Class A-1 Notes and any unpaid Class A-1 Deferred Interest from prior Payment Dates with interest thereon at the applicable Class A-1 Formula Note Rate (y) from amounts then on deposit therein with respect to Pool II, the current Class A-2 Deferred Interest with respect to the Class A-2 Notes and any unpaid Class A-2 Deferred Interest from prior Payment Dates with interest thereon at the applicable Class A-2 Formula Note Rate and (z) from amounts then on deposit therein with respect to Pool III, the current Class A-3 Deferred Interest with respect to the Class A-3 Notes and any unpaid Class A-3 Deferred Interest from prior Payment Dates with interest thereon at the applicable Class A-3 Formula Note Rate;

         (xiv) to the Indenture Trustee, all remaining amounts due and owing to the Indenture Trustee pursuant to the Basic Documents and not otherwise paid pursuant to clause (i) or (xii);

         (xv) to the Manager of the Trust, the Management Fee then due and any amount due and owing to the Manager pursuant to Section 5(b) of the Management Agreement; and

         (xvi) to the Residual Certificateholders, any amounts remaining on deposit in the Collection Account or any amounts available to be released from the Reserve Fund pursuant to Section 8.6(c) hereof.

         SECTION 8.8. Statements to Noteholders. The Indenture Trustee (based upon information received from the Servicer) will make available via its internet website on each Payment Date concurrently with each distribution to the Noteholders, to the Servicer, the Noteholders and the Insurer a statement setting forth among other items with respect to the Notes:

                  (i) the amount being distributed to each Class of Notes;

                  (ii) the amount of interest included in such distribution and the related Note Rate;

                  (iii) the amount, if any, of overdue accrued interest included in such distribution (and the amount of interest thereon);

                  (iv) the amount, if any, of the remaining overdue accrued interest after giving effect to such distribution;

                  (v) the amount, if any, of principal included in such distribution;

                  (vi) the Servicing Fee for such Payment Date;

                  (vii) the related principal balance, after giving effect to such distribution;

                  (viii) the related initial Pool Balance and the related Pool Balance as of the end of the preceding Collection Period;

                  (ix) by Pool and in the aggregate, the number and aggregate Principal Balance of Mortgage Loans that were (A) delinquent (exclusive of Mortgage Loans in bankruptcy or foreclosure or properties acquired by the Trust by deed in lieu of foreclosure) (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 to 119 days, (4) 120 to 149 days, (5) 150 to 179 days, (6) 180 to 269 days and (7) 270 or more days, (B) in foreclosure,
         (C) in bankruptcy and (D) properties acquired by the Trust by deed in lieu of foreclosure;

                  (x) (A) cumulative losses as a percentage of original Pool Balance, (B) cumulative losses as a percentage of current Pool Balance and (C) the twelve-month rolling average of cumulative losses as a percentage of original Pool Balance;

                  (xi) the three-month rolling average of Mortgage Loans that are 60 days or more delinquent;

                  (xii) the book value of any real estate which is acquired by the Trust through foreclosure or grant of deed in lieu of foreclosure;

                  (xiii) the amount of any draws on the Policy;

                  (xiv) the amount, if any, on deposit in the Reserve Fund and the amount, if any, transferred from the Reserve Fund in respect of such Payment Date;

                  (xv) the amount, if any, on deposit in the Pre-Funding
         Account;

                  (xvi) whether the related Payment Date will fall during the Managed Amortization Period or the Rapid Amortization Period;

                  (xvii) whether a Rapid Amortization Event has occurred during the related Collection Period;

                  (xviii) the amount, if any, of any Relief Act Shortfalls incurred during the related Collection Period;

                  (xix) the outstanding principal balance of the three Mortgage Loans in the related Pool with the largest outstanding principal balance;

                  (xx) whether an Event of Servicing Termination or an Insurer Default has occurred;

                  (xxi) the amount, if any, of Additional Balances created during the related Collection Period;

                  (xxii) whether the Managed Amortization Period has ended and the Rapid Amortization Period has begun;

                  (xxiii) the Pool I Specified Overcollateralization Amount and the Pool II Specified Overcollateralization Amount;

                  (xxiv) the Pool I Overcollateralization Amount and the Pool II Overcollateralization Amount, in each case after giving effect to payments on such Payment Date;

                  (xxv) the amount of any servicing advances made by the Servicer during the related Collection Period; and

                  (xxvi) the amount, if any, of interest shortfalls relating to prepayments during the related Collection Period.

         In addition, the certificates delivered in December 2001, January 2002 and February 2002 shall also indicate (i) the amount on deposit in the Pre-Funding Account as of such Payment Date and transfers of funds required by
Section 8.9 and (ii) the aggregate of the Principal Balances of Subsequent Mortgage Loans purchased on the related Subsequent Transfer Date.

         In the case of information furnished pursuant to clauses (ii), (iii),
(iv) and (v) above, the amounts shall be expressed as a dollar amount per Class A Note with a $1,000 denomination.

         The Indenture Trustee will make the reports referred to above (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders, the Insurer, the Sponsor and the Servicer via the Indenture Trustee's internet website, which is presently located at www.mbsreporting.com. Any such persons that are unable to use this website are entitled to have a paper copy of such information sent to them via facsimile by faxing a request to the Indenture Trustee at (212) 328-7620. If the Insurer requests a paper copy of such information, a paper copy shall be sent to the Insurer each month without the need for any additional request. The Indenture Trustee shall have the right to change the manner in which the reports referred to in this section are distributed in order to make such distribution more convenient and/or more accessible to the Noteholders, the Insurer, the Sponsor and the Servicer. The Indenture Trustee will provide timely and adequate notification to all such parties regarding any such change to the method of distribution of the reports.

         Each report provided to the Insurer (either via the Indenture Trustee's website or a paper copy) pursuant to this Section 8.8 shall additionally report:
(a) the total amount of funds received as Insured Payments for such Payment Date, separately stating the portions used to pay principal and interest components of the Deficiency Amounts; (b) the cumulative Insured Payments made by the Insurer through such Payment Date; and (c) other information as the Insurer may reasonably request from time to time.

         Within 60 days after the end of each calendar year, the Servicer shall prepare or cause to be prepared and shall forward to the Indenture Trustee the information set forth in clauses (i) and (ii) above aggregated for such calendar year. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer or a Note Paying Agent pursuant to any requirements of the Code.

         SECTION 8.9. Pre-Funding Account.

         (a) The Indenture Trustee shall establish and maintain with itself a separate trust account (the "Pre-Funding Account") entitled "The Bank of New York, as Indenture Trustee, in trust for the registered holders of GreenPoint Home Equity Loan Trust 2001-2, Pre-Funding Account." The Pre-Funding Account shall be an Eligible Account.

         (b) The Servicer may cause the institution maintaining the Pre-Funding Account to invest any funds in the Pre-Funding Account in Eligible Investments which shall mature or otherwise be available not later than the Business Day next preceding the Payment Date or, with the approval of the Insurer and the Rating Agencies, on the Payment Date next following the date of such investment (except that any investment in an obligation of the institution with which the Pre-Funding Account is maintained may mature on or before 12:00 noon, New York time, on such Payment Date) and shall not be sold or disposed of prior to its maturity. At any time when the Indenture Trustee is maintaining the Pre-Funding Account, any request by the Servicer to invest funds on deposit in the Pre-Funding Account shall be in writing, shall be delivered to the Indenture Trustee at or before 10:30 a.m., New York time, if such investment is to be made on such day, and shall certify that the requested investment is an Eligible Investment which matures at or prior to the time required hereby. Any such investment shall be registered in the name of the Indenture Trustee as trustee hereunder or in the name of its nominee, and to the extent such investments are certificated they shall be maintained in the possession of the Indenture Trustee in the state of its Corporate Trust Office. All income and gain realized from any such investment shall be included as Interest Collections. The amount of any losses incurred in respect of the principal amount of any such investment shall be deposited in the Pre-Funding Account by the Servicer out of its own funds immediately as realized. Any investment earnings on the Pre-Funding Account shall be treated as owned by the Sponsor for federal and state income tax purposes.

         (c) On the Closing Date, the Indenture Trustee will deposit into the Pre-Funding Account from the proceeds of the sale of the Notes, on behalf of the Noteholders and the Insurer, the Original Pre-Funded Amount.

         (d) On each Subsequent Transfer Date with respect to either Pool, the Sponsor shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Principal Balances of the Subsequent Mortgage Loans transferred to the Trust for assignment to either Pool I, Pool II or Pool III (as indicated by the Sponsor) on such Subsequent Transfer Date and pay such amount to or upon the order of the Sponsor upon satisfaction of the conditions set forth in Section 2.10 of the Sale and Servicing Agreement with respect to such transfer; provided, however, that with respect to Pool I neither (x) the aggregate amount withdrawn from the Pre-Funding Account to purchase Subsequent Mortgage Loans for addition to Pool I nor (y) the aggregate Principal Balances of the Subsequent Mortgage Loans transferred to the Trust for assignment to Pool I may exceed the Original Class A-1 Pre-Funded Amount; provided further, however, that with respect to Pool II neither (x) the aggregate amount withdrawn from the Pre-Funding Account to purchase Subsequent Mortgage Loans for addition to Pool II nor (y) the aggregate Principal Balances of the Subsequent Mortgage Loans transferred to the Trust for assignment to Pool II may exceed the Original Class A-2 Pre-Funded Amount; provided further, however, that with respect to Pool III neither (x) the aggregate amount withdrawn from the Pre-Funding Account to purchase Subsequent Mortgage Loans for addition to Pool III nor (y) the aggregate Principal Balances of the Subsequent Mortgage Loans transferred to the Trust for assignment to Pool III may exceed the Original Class A-3 Pre-Funded Amount.

         (e) (i) On December 14, 2001, the Servicer shall remit to the Collection Account the Capitalized Interest Requirement, to be used for the Payment Date in December 2001, (ii) on January 11, 2002, the Servicer shall remit to the Collection Account the Capitalized Interest Requirement, to be used for the Payment Date in January 2002 and (iii) on February 14, 2002, the Servicer shall remit to the Collection Account the Capitalized Interest Requirement, to be used for the Payment Date in February 2002, each as set forth in the Side Letter Agreement.

         (f) If (x) the Pre-Funded Amount has not been reduced to zero by the Payment Date occurring in February 2002 or (y) the Pre-Funded Amount has been reduced to $100,000 or less on any Payment Date occurring during the Pre-Funding Period, in either case after giving effect to any reductions in the Pre-Funded Amount on or before the related such Payment Date, the Sponsor shall instruct the Indenture Trustee to withdraw from the Pre-Funding Account and deposit to the Collection Account the difference, if any, between (A) the Original Pre-Funded Amount and (B) all amounts theretofore withdrawn from the Pre-Funding Account with respect to Subsequent Mortgage Loans.

         SECTION 8.10. Rights of Noteholders and Residual Certificateholders. The Notes shall represent obligations of the Trust, each representing interests in or secured by the Trust Property, including the Collection Account and the right to receive Interest Collections, Principal Collections, if any, and other amounts at the times and in the amounts specified in this Indenture; the Residual Certificates shall represent a beneficial interest in the Trust (other than the Reserve Fund, the Policy, and the Pre-Funding Account); the Class S Certificates shall represent a right to receive interest only payments as specified in this Indenture.

         SECTION 8.11. Opinion of Counsel. The Indenture Trustee and the Insurer shall receive at least seven days' notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require as a condition to such action, an Opinion of Counsel (addressed to the Indenture Trustee and to the Insurer), stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders or the Insurer in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Property. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             Supplemental Indentures

         SECTION 9.1. Supplemental Indentures Without Consent of Noteholders.

         (a) Without the consent of the Holders of any Notes but with the consent of the Insurer, as evidenced to the Indenture Trustee, the parties hereto, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee and the Insurer, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes; or

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI.

                  (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of the Indenture under the TIA or under any similar federal statue hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

         The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The parties hereto, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with the prior written consent of the Insurer and with prior notice to the Rating Agencies by the Issuer, as evidenced to the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

         SECTION 9.2. Supplemental Indentures with Consent of Noteholders. The parties hereto, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies, with the consent of the Insurer and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the parties hereto, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, subject to the express rights of the Insurer under the Basic Documents, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Notes affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Property to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

                  (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption
         Date);

                  (iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                  (v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Property pursuant to Section 5.4;

                  (vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                  (viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Property or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

         The Indenture Trustee may conclusively rely as to whether or not any Notes would be adversely affected by any supplemental indenture upon receipt of an Opinion of Counsel addressed and delivered to the Indenture Trustee and the Insurer to that effect and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for relying on such Opinion of Counsel in good faith.

         It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the parties hereto of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.3. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee and the Insurer shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel (and, if requested, an Officer's Note) stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5. Reference in Notes to Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

         SECTION 9.6. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                   ARTICLE X

                               Redemption of Notes

         SECTION 10.1. Redemption. Each Class of Notes is subject to redemption in whole, but not in part, at the direction of the Sponsor pursuant to Section 7.01(b) of the Sale and Servicing Agreement, on any Payment Date on which the Sponsor exercises its option to transfer the Trust Property pursuant to said
Section 7.01(b), for a purchase price equal to the Redemption Price. The Servicer or the Issuer shall furnish the Insurer notice of such redemption not later than 35 days prior to the Redemption Date. If the Notes are to be redeemed pursuant to this Section 10.1, the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 35 days prior to the Redemption Date and the Issuer shall deposit or undertake to deposit on or prior to the Redemption Date with the Indenture Trustee in the Collection Account the Redemption Price of such Notes whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section
10.2 (unless the Issuer shall default in the deposit of the Redemption Price).

         SECTION 10.2. Surrender of Notes.

         (a) Notice of any termination, specifying the Payment Date (which shall be a date that would otherwise be a Payment Date) upon which the Noteholders may surrender their Notes to the Indenture Trustee for payment of the final distribution and cancellation, shall be given promptly by the Indenture Trustee (upon receipt of written directions from the Sponsor, if the Sponsor is exercising its right to transfer of the Mortgage Loans, given not later than the first day of the month preceding the month of such final distribution) to the Insurer and to the Servicer and by letter to Noteholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (i) the Payment Date upon which final distribution of the Notes will be made upon presentation and surrender of Notes at the office or agency of the Indenture Trustee therein designated, (ii) the amount of any such final distribution and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, distributions being made only upon presentation and surrender of the Notes at the office or agency of the Indenture Trustee therein specified. In the event written directions are delivered by the Sponsor to the Indenture Trustee as described in the preceding sentence, the Sponsor shall deposit in the Collection Account on or before the Payment Date for such final distribution in immediately available funds an amount which, when added to the funds on deposit in the Collection Account that are payable to the Noteholders, will be equal to the retransfer amount for the Mortgage Loans computed as above provided, together with all amounts due and owing to the Insurer for unpaid premiums and unreimbursed draws on the Policy and all other amounts due and owing to the Insurer pursuant to the Insurance Agreement, together with interest thereon as provided under the Insurance Agreement.

         (b) Upon presentation and surrender of the Notes, the Indenture Trustee shall cause to be distributed to the Holders of Notes on the Payment Date for such final distribution, in proportion to the Percentage Interests of their respective Notes and to the extent that funds are available for such purpose, an amount equal to (i) if such final distribution is not being made pursuant to the transfer to the Sponsor pursuant to Section 7.01(a)(B)(i) of the Sale and Servicing Agreement, the amount required to be distributed to Noteholders pursuant to Section 10.1 of this Indenture for such Payment Date and (ii) if such final distribution is being made pursuant to such retransfer, the amount specified in Section 7.01(b) of the Sale Servicing Agreement. The distribution on such final Payment Date pursuant to a retransfer pursuant to Section 7.01(a)(B)(i) of the Sale and Servicing Agreement shall be in lieu of the distribution otherwise required to be made on such Payment Date in respect of the Notes. On the final Payment Date prior to having made the distributions called for above, the Indenture Trustee shall, based upon the information set forth in the Servicing Certificate for such Payment Date, withdraw from the Collection Account and remit to the Insurer the lesser of (x) the amount available for distribution on such final Payment Date, net of any portion thereof necessary to pay the amounts described in clauses (i) and (ii) above and
(y) the unpaid amounts due and owing to the Insurer for unpaid premiums and unreimbursed draws on the Policy and all other amounts due and owing to the Insurer pursuant to the Insurance Agreement, together with interest thereon as provided under the Insurance Agreement.

         (c) In the event that all of the Noteholders shall not surrender their Notes for final payment and cancellation on or before such final Payment Date, the Indenture Trustee shall on such date cause all funds in the Collection Account not distributed in final distribution to Noteholders to be withdrawn therefrom and credited to the remaining Noteholders by depositing such funds in a separate escrow account for the benefit of such Noteholders and the Sponsor (if the Sponsor has exercised its right to transfer the Mortgage Loans) or the Indenture Trustee (in any other case) and shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

         SECTION 10.3. Form of Redemption Notice. Notice of redemption supplied to the Indenture Trustee by the Sponsor under Section 10.1 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes of record, as of the close of business on the date which is not less than 5 days prior to the applicable Redemption Date, at such Holder's address appearing in the Note Register.

         All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price;

                  (iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes at the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

                  (iv) that interest on the Notes shall cease to accrue on the Redemption Date.

         Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

         SECTION 10.4. Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption as required by Section 10.2, on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI

                                  Miscellaneous

         SECTION 11.1. Compliance Certificates and Opinions, etc. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Insurer if the application or request is made to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA or any provision of this Agreement) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

         SECTION 11.2. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Sponsor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Sponsor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3. Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Indenture Trustee.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4. Notices, etc., to Indenture Trustee, Issuer, Insurer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

         (a) The Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed first-class and shall be deemed to have been duly given upon receipt to the Indenture Trustee at its Corporate Trust Office and any notice delivered by facsimile shall be addressed to the Corporate Trust Office, telecopy number (212) 238-7620, or

         (b) The Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by facsimile or overnight courier or mailed first class, and shall deemed to have been duly given upon receipt to the Issuer addressed to: GreenPoint Home Equity Loan Trust 2001-2, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         (c) The Insurer by the Issuer or the Indenture Trustee shall be sufficient for any purpose hereunder if in writing and mailed by first-class mail personally delivered or telecopied to the recipient as follows:

                  To the Insurer:   MBIA Insurance Corporation
                                    113 King Street
                                    Armonk, NY 10504
                                    Attention:  Insured Portfolio Management--
                                    Structured Finance ("IPM-SF") (GreenPoint
                                    Home Equity Loan Trust 2001-2)

                                    Telecopy:  (914) 765-3605

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, delivered by overnight courier or first class or via facsimile to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10004, Fax No: (212) 533-0355 and
(ii) in the case of S&P, at the following address: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041,
Attention: Asset Backed Surveillance Department, Fax No: (212) 438-2661; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 11.5. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event (and in all cases, the Insurer shall receive notice), at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder.

         SECTION 11.6. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Indenture Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

         SECTION 11.7. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the TIA, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         SECTION 11.8. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.9. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors.

         SECTION 11.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.11. Benefits of Indenture. The Insurer and its successors and assigns shall be third-party beneficiaries to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Insurer, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Property, any benefit or any legal or equitable right, remedy or claim under this Indenture. The Insurer may disclaim any of its rights and powers under this Indenture (in which case the Indenture Trustee may exercise such rights or powers hereunder), but not its duties and obligations under the Policy upon delivery of a written notice to the Indenture Trustee.

         SECTION 11.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trust or any other counsel reasonably acceptable to the Indenture Trustee and the Insurer) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         SECTION 11.16. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any Note or other writing delivered in connection herewith or therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         SECTION 11.17. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Sponsor, or the Issuer, or join in any institution against the Sponsor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

         SECTION 11.18. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Indenture Trustee or of the Insurer, during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

         SECTION 11.19. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Indenture and by any person claiming by, through or under them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaking by the Issuer under this Indenture or any related documents.

                                  ARTICLE XII

                            Rapid Amortization Events

         SECTION 12.1. Rapid Amortization Events. The following shall constitute Rapid Amortization Events with respect to each Class of Notes:

         (a) failure on the part of the Issuer, the Sponsor or the Servicer, as the case may be, (i) to make any payment or deposit required by the terms of this Indenture, the Sale and Servicing Agreement or the Insurance Agreement, within two Business Days after notification that such payment or deposit is required to be made, or (ii) to observe or perform in any material respect the covenants or agreements of the Issuer, the Sponsor or the Servicer, as the case may be, set forth in the Sale and Servicing Agreement or the Insurance Agreement or this Indenture, as the case may be, and which, in the case of clause (ii), continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer, the Sponsor or the Servicer, as the case may be, by the Indenture Trustee, or to the Issuer, the Sponsor or the Servicer, as the case may be, and the Indenture Trustee by the Insurer or Holders of Notes evidencing more than 50% of the Outstanding Amount;

         (b) any representation or warranty made by the Issuer, the Sponsor or the Servicer, as the case may be, in this Indenture, the Sale and Servicing Agreement or the Insurance Agreement shall prove to have been incorrect in any material respect when made, as a result of which the interests of the Noteholders or the Insurer are materially and adversely affected and which continues to be incorrect in any material respect and continues to affect materially and adversely the interests of the Noteholders or the Insurer for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Issuer, the Sponsor or the Servicer, as the case may be, by the Indenture Trustee, or to the Issuer, the Sponsor or the Servicer, as the case may be, and the Indenture Trustee by either the Insurer or the Holders of Notes evidencing more than 50% of the Outstanding Amount; provided, however, that with respect to any such representation or warranty made with respect to the related Mortgage Loans, a Rapid Amortization Event pursuant to this subparagraph (b) shall not be deemed to have occurred hereunder if the Servicer or the Sponsor has accepted retransfer of such related Mortgage Loan or related Mortgage Loans during such period (or such longer period not to exceed an additional 60 days as the Indenture Trustee may specify with the consent of the Insurer) in accordance with the provisions hereof;

         (c) the Servicer, the Sponsor or the Issuer or any of their Subsidiaries or Affiliates shall voluntarily go into liquidation, consent to the appointment of a conservator or receiver or liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer, the Sponsor or the Trust or of or relating to all or substantially all of such Person's property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, the Sponsor of the Trust and such decree or order shall have remained in force undischarged or unstayed for a period of 30 days; or the Servicer, the Sponsor or the Trust shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

         (d) the Issuer becomes subject to regulation by the Securities and Exchange Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

         (e) any draw is made under the Policy with respect to any Class;

         (f) an Event of Servicing Termination has occurred; and

         (g) default in the payment of any interest, principal or any installment of principal on the related Class of Class A Notes when the same becomes due and payable, and such default continues for a period of five Business Days.

         The occurrence of a Rapid Amortization Event with respect to a Class of Notes will cause the occurrence of a Rapid Amortization Event with respect to the other Classes of Notes.

         In the case of any event described in clauses (a) through (f) above, a Rapid Amortization Event will be deemed to have occurred only if, after the applicable grace period, if any, described in the Indenture or Sale and Servicing Agreement, any of the Indenture Trustee or Holders holding Class A Notes evidencing more than 50% of the outstanding principal balance of the Class A-1 Notes, the Class A-2 Notes or the Class A-3 Notes, as applicable, in each case with the prior written consent of the Insurer (so long as there is no continuing default by the Insurer in the performance of its obligations under the Policy, or a downgrade in the rating of the Insurer) or the Insurer (so long as there is no continuing default by the Insurer in the performance of its obligations under the Policy), by written notice to the Trust, the Insurer, the Sponsor, and the Servicer (and to the Indenture Trustee, if given by the Noteholders or the Insurer) declare that a Rapid Amortization Event has occurred as of the date of such notice, or in the case of any event described in clause
(g), the Indenture Trustee or Noteholders evidencing more than 50% of the outstanding principal balance of the related Class of Class A Notes, by such written notice declare that a Rapid Amortization Event has occurred as of the date of such notice. Following the occurrence of a Rapid Amortization Event described in clauses (a) through (f), the Insurer (so long as there is no continuing default by the Insurer in the performance of its obligations under the Policy) shall have the right to direct the Indenture Trustee to sell the related Mortgage Loans. Following the occurrence of a Rapid Amortization Event described in clause (g), the Noteholders evidencing more than 50% of the outstanding principal balance of the related Class of Class A Notes shall have the right to so direct the Indenture Trustee.

         In addition to the consequences of a Rapid Amortization Event discussed above, if the Sponsor voluntarily files a bankruptcy petition or goes into liquidation or any person is appointed a receiver or bankruptcy trustee of the Sponsor, on the day of any such filing or appointment no further Additional Balances will be transferred to the Trust, and the Sponsor will promptly give notice to the Indenture Trustee and the Insurer of any such filing or appointment. Within 15 days, the Indenture Trustee will publish a notice of the occurrence of such event. If so directed by the Insurer, so long as no Insurer Default shall have occurred and be continuing, the Indenture Trustee will sell, dispose of or otherwise liquidate the Trust Property with respect to the Mortgage Loans in each Pool in a commercially reasonable manner and on commercially reasonable terms. So long as no Event of Servicing Termination has occurred and is continuing, any such sale, disposal or liquidation will be "servicing retained" by the Servicer. With respect to each Pool and the related Class of Class A Notes, the net proceeds of such sale will be paid (i) first, to the Holders of such Class of Class A Notes insofar as may be necessary to reduce the principal balance of such Class, together with all accrued and unpaid interest due thereon, to zero and to the Class S Certificateholders insofar as may be necessary to pay all accrued and unpaid interest due on the Class S Certificates, (ii) second, to reimburse the Insurer to the extent of unreimbursed draws under the Policy and other amounts owing to the Insurer, and (iii) third, to the Residual Certificateholder.

         IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

                                        GREENPOINT HOME EQUITY LOAN TRUST 2001-2

                                        By:  WILMINGTON TRUST COMPANY,
                                             not in its individual capacity but
                                             solely as Owner Trustee


                                        By:   /s/ W. Chris Sponenberg
                                             -----------------------------------
                                        Name: W. Chris Sponenberg
                                        Title: Vice President


                                        The Bank of New York,
                                           not in its individual capacity but
                                           solely as Indenture Trustee


                                        By:   /s/ Diane Pickett
                                             -----------------------------------
                                        Name: Diane Pickett
                                        Title: Vice President


Acknowledged and Agreed:

GREENPOINT MORTGAGE SECURITIES INC.


By:  /s/ Nathan Hieter
    ----------------------------------
    Name: Nathan Hieter
    Title: Vice President

                                                                  EXECUTION COPY
                             ANNEX A - DEFINED TERMS

         Accelerated Principal Payment: With respect to any Payment Date and each Pool, a payment received as a payment of principal by the Noteholders of the related Class of Notes, for the purpose of increasing the related Overcollateralization Amount, and to be paid from the Excess Cashflow with respect to the related Pool, and equal to for any Payment Date the lesser of (x) the amount of the related Excess Cashflow and (y) the Overcollateralization Deficiency Amount for the related Pool.

         Account: The Collection Account, the Pre-Funding Account and the Reserve Fund.

         Act: As defined in Section 11.3(a) of the Indenture.

         Additional Balance: As to the HELOC Mortgage Loans contained in each Pool and any date of determination, the aggregate amount of all Draws conveyed to the Issuer with respect to such Pool pursuant to Section 2.01 of the Sale and Servicing Agreement.

         Additional Balance Contributed Amount: As to any Payment Date, the difference, if any, between (a) the aggregate excess, if any, for all prior Payment Dates of (i) the aggregate principal amount of all Additional Balances created during the Collection Period relating to each such Payment Date over
(ii) Principal Collections relating to such Payment Date, minus (b) the aggregate Additional Balance Contributed Amounts paid to the Sponsor on all prior Payment Dates pursuant to Section 8.7(d)(v) of the Indenture.

         Affiliate: With respect to any specified Person, any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Appraised Value: As to any Mortgaged Property, the value established by either a full appraisal or a drive by inspection of such Mortgaged Property made to establish compliance with the underwriting criteria then in effect in connection with the application for the Mortgage Loan secured by such Mortgaged Property.

         Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the sale of the Mortgage to the Indenture Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, to the extent permitted by applicable law.

         Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

         Authorized Officer: With respect to the Issuer and the Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Servicer, respectively, who is authorized to act for the Owner Trustee or the Servicer, respectively, in matters relating to the Issuer and the Servicer, respectively, and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Servicer, respectively, to the Indenture Trustee on the Closing Date (as such lists may be modified or supplemented from time to time thereafter).

         Available Funds: The Pool I Available Funds, the Pool II Available Funds or the Pool III Available Funds.

         Basic Documents: The Indenture, the Notes, the Class S Certificate, the Residual Certificate, the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Indemnification Agreement, the Management Agreement, the Insurance Agreement, the Side Letter and the Policy.

         BBA: The British Bankers' Association.

         BIF: The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         Billing Cycle: With respect to any Mortgage Loan and Collection Period, the billing period specified in the related Loan Agreement and with respect to which amounts billed are received during such Collection Period.

         Book-Entry Notes: A beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.9 of the Indenture.

         Business Day: Any day other than (i) a Saturday or Sunday, (ii) a day on which banking institutions in the state of New York, the state of California or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed or (iii) a day on which the Insurer is closed.

         Capitalized Interest Requirement: Has the meaning assigned to such term in the Side Letter.

         Certificate of Trust: The certificate of trust of the Issuer substantially in the form of Exhibit C to the Trust Agreement.

         Class: Each respective class of Notes.

         Class A-1 Deferred Interest: With respect to any Payment Date, the excess, if any, of interest due at the Class A-1 Formula Note Rate over interest due at the Class A-1 Note Rate.

         Class A-1 Deficiency Amount: With respect to any Payment Date, the excess, if any, of the Required Payments related to the Class A-1 Notes over the Net Available Distribution Amount related to the Class A-1 Notes for such Payment Date.

         Class A-1 Formula Note Rate: For any Interest Accrual Period, the lesser of (i)(x) with respect to any Payment Date which occurs on or prior to the Class A-1 Optional Redemption Date, LIBOR plus 0.28% per annum and (y) for any Payment Date thereafter, LIBOR plus 0.56% per annum and (ii) 15.50%.

         Class A-1 Interest Payment Amount: With respect to any Payment Date, the product of (x) the Class A-1 Note Rate applicable to such Payment Date, (y) the Class A-1 Note Principal Balance immediately prior to such Payment Date and
(z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

         Class A-1 Maximum Principal Payment: With respect to (i) any Payment Date during the Managed Amortization Period, the Pool I Net Principal Collections and (ii) any Payment Date during the Rapid Amortization Period, 100% of the Pool I Principal Collections relating to such Payment Date.

         Class A-1 Maximum Rate: As to any Interest Accrual Period, the Weighted Average Net Loan Rate of the Pool I Mortgage Loans for the Collection Period during which such Interest Accrual Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Interest Accrual Period and a year assumed to consist of 360 days).

         Class A-1 Note: Any Note designated as a "Class A-1 Home Equity Loan Asset-Backed Note" on the face thereof in substantially the form of Exhibit A-1 to the Indenture.

         Class A-1 Note Principal Balance: As of any time of determination, the Original Class A-1 Note Principal Balance, less any amounts actually distributed as principal to the Class A-1 Notes on all prior Payment Dates.

         Class A-1 Note Rate: (A) For the first Interest Accrual Period, 2.38250% and (B) for any Interest Accrual Period thereafter, the lesser of the Class A-1 Formula Note Rate and the Class A-1 Maximum Rate.

         Class A-1 Noteholder: Any Holder of a Class A-1 Note.

         Class A-1 Optional Redemption Date: The date on which the Sponsor is first able to exercise its right of optional redemption of the Class A-1 Notes pursuant to Section 10.1 of the Indenture or Section 7.01 of the Sale and Servicing Agreement.

         Class A-1 Principal Payment Amount: On any Payment Date, the excess, if any, of (x) the Class A-1 Maximum Principal Payment over (y) the Pool I Overcollateralization Reduction Amount.

         Class A-1 Reimbursement Amount: As of any Payment Date, the sum of
(x)(i) all Insured Payments made pursuant to the Policy by the Insurer and in each case not previously repaid to the Insurer pursuant to Section 8.7(d)(viii) of the Indenture, plus (ii) interest accrued on each such payment made pursuant to the Policy not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments and (y)(i) any other amounts then due and owing to the Insurer under the Insurance Agreement, plus (ii) interest on such amounts at the Late Payment Rate.

         Class A-2 Deferred Interest: With respect to any Payment Date, the excess, if any, of interest due at the Class A-2 Formula Note Rate over interest due at the Class A-2 Note Rate.

         Class A-2 Deficiency Amount: With respect to any Payment Date, the excess, if any, of the Required Payments related to the Class A-2 Notes over the Net Available Distribution Amount related to the Class A-2 Notes for such Payment Date.

         Class A-2 Formula Note Rate: For any Interest Accrual Period, the lesser of (i)(x) with respect to any Payment Date which occurs on or prior to the Class A-2 Optional Redemption Date, LIBOR plus 0.28% per annum and (y) for any Payment Date thereafter, LIBOR plus 0.56% per annum and (ii) 15.50%.

         Class A-2 Interest Payment Amount: With respect to any Payment Date, the product of (x) the Class A-2 Note Rate applicable to such Payment Date, (y) the Class A-2 Note Principal Balance immediately prior to such Payment Date and
(z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

         Class A-2 Maximum Principal Payment: With respect to (i) any Payment Date during the Managed Amortization Period, the Pool II Net Principal Collections and (ii) any Payment Date during the Rapid Amortization Period, 100% of the Pool II Principal Collections relating to such Payment Date.

         Class A-2 Maximum Rate: As to any Interest Accrual Period, the Weighted Average Net Loan Rate of the Pool II Mortgage Loans for the Collection Period during which such Interest Accrual Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Interest Accrual Period and a year assumed to consist of 360 days).

         Class A-2 Note: Any note designated as a "Class A-2 Home Equity Loan Asset-Backed Note" on the face thereof in substantially the form of Exhibit A-2 to the Indenture.

         Class A-2 Note Principal Balance: As of any time of determination, the Original Class A-2 Note Principal Balance, less any amounts actually distributed as principal to the Class A-2 Notes on all prior Payment Dates.

         Class A-2 Note Rate: (A) For the first Interest Accrual Period, 2.38250%, and (B) for any Interest Accrual Period thereafter, the lesser of the Class A-2 Formula Note Rate and the Class A-2 Maximum Rate.

         Class A-2 Noteholder: Any Holder of a Class A-2 Note.

         Class A-2 Optional Redemption Date: The date on which the Sponsor is first able to exercise its right of optional redemption of the Class A-2 Notes pursuant to Section 10.1 of the Indenture or Section 7.01 of the Sale and Servicing Agreement.

         Class A-2 Principal Payment Amount: On any Payment Date, the excess, if any, of (x) the Class A-2 Maximum Principal Payment over (y) the Pool II Overcollateralization Reduction Amount.

         Class A-2 Reimbursement Amount: As of any Payment Date, the sum of
(x)(i) all related payments made pursuant to the Policy by the Insurer and in each case not previously repaid to the Insurer pursuant to Section 8.7(d)(viii) of the Indenture, plus (ii) interest accrued on each such payment made pursuant to the Policy not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments and (y)(i) any other amounts then due and owing to the Insurer under the Insurance Agreement, plus (ii) interest on such amounts at the Late Payment Rate.

         Class A-3 Deferred Interest: With respect to any Payment Date, the excess, if any, of interest due at the Class A-3 Formula Note Rate over interest due at the Class A-3 Note Rate.

         Class A-3 Deficiency Amount: With respect to any Payment Date, the excess, if any, of the Required Payments related to the Class A-3 Notes over the Net Available Distribution Amount related to the Class A-3 Notes for such Payment Date.

         Class A-3 Formula Note Rate: For any Interest Accrual Period, the lesser of (i)(x) with respect to any Payment Date which occurs on or prior to the Class A-3 Optional Redemption Date, LIBOR plus 0.29% per annum and (y) for any Payment Date thereafter, LIBOR plus 0.58% per annum and (ii) 15.50%.

         Class A-3 Interest Payment Amount: With respect to any Payment Date, the product of (x) the Class A-3 Note Rate applicable to such Payment Date, (y) the Class A-3 Note Principal Balance immediately prior to such Payment Date and
(z) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360.

         Class A-3 Maximum Principal Payment: With respect to (i) any Payment Date during the Managed Amortization Period, the Pool III Net Principal Collections and (ii) any Payment Date during the Rapid Amortization Period, 100% of the Pool III Principal Collections relating to such Payment Date.

         Class A-3 Maximum Rate: As to any Interest Accrual Period, the Weighted Average Net Loan Rate of the Pool III Mortgage Loans for the Collection Period during which such Interest Accrual Period begins (adjusted to an effective rate reflecting accrued interest calculated on the basis of the actual number of days in the Interest Accrual Period and a year assumed to consist of 360 days).

         Class A-3 Note: Any Note designated as a "Class A-3 Home Equity Loan Asset-Backed Note" on the face thereof in substantially the form of Exhibit A-3 to the Indenture.

         Class A-3 Note Principal Balance: As of any time of determination, the Original Class A-3 Note Principal Balance, less any amounts actually distributed as principal to the Class A-3 Notes on all prior Payment Dates.

         Class A-3 Note Rate: (A) For the first Interest Accrual Period, 2.39250% and (B) for any Interest Accrual Period thereafter, the lesser of the Class A-3 Formula Note Rate and the Class A-3 Maximum Rate.

         Class A-3 Noteholder: Any Holder of a Class A-3 Note.

         Class A-3 Optional Redemption Date: The date on which the Sponsor is first able to exercise its right of optional redemption of the Class A-3 Notes pursuant to Section 10.1 of the Indenture or Section 7.01 of the Sale and Servicing Agreement.

         Class A-3 Principal Payment Amount: On any Payment Date, the excess, if any, of (x) the Class A-3 Maximum Principal Payment over (y) the Pool III Overcollateralization Reduction Amount.

         Class A-3 Reimbursement Amount: As of any Payment Date, the sum of
(x)(i) all Insured Payments made pursuant to the Policy by the Insurer and in each case not previously repaid to the Insurer pursuant to Section 8.7(d)(viii) of the Indenture, plus (ii) interest accrued on each such payment made pursuant to the Policy not previously repaid calculated at the Late Payment Rate from the date the Indenture Trustee received the related Insured Payments and (y)(i) any other amounts then due and owing to the Insurer under the Insurance Agreement, plus (ii) interest on such amounts at the Late Payment Rate.

         Class S Certificate: As defined in Section 1.1 of the Trust Agreement.

         Class S Certificateholder: The Holder of the Class S Certificate.

         Class S Deficiency Amount: With respect to any Payment Date, the excess, if any, of the aggregate of the amounts payable to the Holder of the Class S Certificate pursuant to Section 8.7(d)(iv) of the Indenture over the sum of the Available Funds for each Class of Class A Notes remaining following distribution of the amounts specified in Section 8.7(d)(i) through (iii) of the Indenture.

         Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         Clearing Agency Participant: A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         Closed-End Mortgage Loans: With respect to Pool III, possible Subsequent Mortgage Loans consisting solely of fixed-rate closed-end second lien residential mortgage loans under the Mortgage Notes.

         Closed-End Principal Balance: As to any Closed-End Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any date, the related Cut-Off Date Principal Balance minus all collections credited as principal against the Closed-End Principal Balance of such Closed-End Mortgage Loan in accordance with the related Mortgage Note prior to such day.

         Closing Date: November 20, 2001.

         Code: The Internal Revenue Code of 1986, as amended from time to time.

         Collateral: As defined in the Granting Clause of the Indenture.

         Collection Account: That account designated as the "Collection Account" and established pursuant to Section 8.3 of the Indenture.

         Collection Period: With respect to any Payment Date and any Mortgage Loans, the calendar month preceding such Payment Date.

         Combined Loan-to-Value Ratio: (i) With respect to any HELOC Mortgage Loan as of any date, the percentage equivalent of a fraction, the numerator of which is the sum of (A) the Credit Limit and (B) the outstanding principal balance as of the date of application for the related credit line (or as of any subsequent date, if any, as of which such outstanding principal balance may be determined in connection with an increase in the Credit Limit for such HELOC Mortgage Loan) of any mortgage loan or mortgage loans that are senior in priority to the HELOC Mortgage Loan and which are secured by the same Mortgaged Property and the denominator of which is (C) the Appraised Value of the related Mortgaged Property as set forth in the Mortgage File as of the date of the appraisal or on such subsequent date, if any, or (D) in the case of a Mortgaged Property purchased within one year of the date of execution of the related Credit Line Agreement, the lesser of (x) the Appraised Value of the related Mortgaged Property as set forth in the loan files as of the date of the appraisal and (y) the purchase price of such Mortgaged Property and (ii) with respect to any Closed-End Mortgage Loan as of any date, the percentage equivalent of a fraction, the numerator of which is the sum of (A) the original principal balance of the Closed-End Mortgage Loan and (B) any outstanding principal balances of mortgage loans senior to such Closed-End Mortgage Loan (calculated at the date of application for the Closed-End Mortgage Loan) and the denominator of which is (C) the Appraised Value of the related Mortgaged Property as set forth in the Mortgage File as of the date of the appraisal or
(D) in the case of a Mortgaged Property purchased within one year of the origination of the related Closed-End Mortgage Loan, the lesser of (x) the Appraised Value of the related Mortgaged Property as set forth in the Mortgage Files as of the date of the appraisal and (y) the purchase price of such Mortgaged Property.

         Company: GreenPoint Mortgage Funding, Inc. or any successor thereto.

         Controlling Party: The Insurer, so long as no Insurer Default shall have occurred and be continuing, and the Indenture Trustee, for so long as an Insurer Default shall have occurred and is continuing.

         Corporate Trust Office: With respect to (i) the Indenture Trustee, the principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of the execution of the Indenture is located at c/o The Bank of New York, 5 Penn Plaza, 16th Floor, New York, New York 10001, Attention: Diane Pickett and (ii) the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or at such other address as the Owner Trustee may designate by notice to the Noteholders and the Sponsor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Noteholders and the Sponsor).

         Credit Limit: As to any HELOC Mortgage Loan, the maximum principal balance permitted under the terms of the related Credit Line Agreement.

         Credit Limit Utilization Rate: As to any HELOC Mortgage Loan, the percentage equivalent of a fraction the numerator of which is the related HELOC Principal Balance and the denominator of which is the related Credit Limit.

         Credit Line Agreement: With respect to any HELOC Mortgage Loan, the related home equity line of credit agreement and promissory note executed by the related Mortgagor and any amendment or modification thereof.

         Credit Scores: With respect to the Mortgage Loans, statistical credit scores obtained by mortgage lenders in connection with the loan application to help assess a borrower's creditworthiness.

         Crossover Amount: As defined in Section 8.7(d)(x) of the Indenture.

         Custodian: BNY Western Trust Company, a California corporation, or any replacement Custodian named by the Indenture Trustee and approved by the Insurer on prior written notice to the Servicer, the Sponsor, the Issuer and the Insurer.

         Cut-Off Date: For (i) any of the Initial Mortgage Loans, the Initial Cut-Off Date and (ii) for any of the Subsequent Mortgage Loans, the Subsequent Cut-Off Date.

         Cut-Off Date Principal Balance: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-Off Date.

         Default: Any occurrence that is, or with notice or the lapse of time or both would become, a Rapid Amortization Event.

         Defective Mortgage Loan: A Mortgage Loan subject to retransfer pursuant to Section 2.03 or 2.05 of the Sale and Servicing Agreement.

         Deferred Interest: The Class A-1 Deferred Interest, the Class A-2 Deferred Interest and/or the Class A-3 Deferred Interest, as applicable.

         Deficiency Amount: The Class A-1 Deficiency Amount, the Class A-2 Deficiency Amount and/or the Class A-3 Deficiency Amount, as applicable.

         Definitive Notes: As defined in Section 2.11 of the Indenture.

         Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

         Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of Class A-1 Notes evidencing $100,000,000 in initial aggregate principal amount of the Class A-1 Notes, Class A-2 Notes evidencing $100,000,000 in initial aggregate principal amount of the Class A-2 Notes and Class A-3 Notes evidencing $245,000,000 in initial aggregate principal amount of the Class A-3 Notes. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(5) of the UCC of the State of New York.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Designated Telerate Page: The Dow Jones Telerate Service page 3750, or such other page as may replace page 3750 on that service or such other service as may be nominated by the BBA as the information vendor for the purpose of displaying the BBA's "Interest Settlement Rates" for deposits in U.S. dollars.

         Determination Date: With respect to any Payment Date, the fourth Business Day prior to such Payment Date or such earlier day as shall be designated by the Insurer and the Indenture Trustee.

         Draw: With respect to any HELOC Mortgage Loan, an additional borrowing by the Mortgagor subsequent to the Cut-Off Date in accordance with the related Credit Line Agreement.

         Draw Period: With respect to any HELOC Mortgage Loan, the period of time specified in the related Credit Line Agreement whereby a Mortgagor may make a Draw under the related Credit Line Agreement, not to exceed five or fifteen years (as applicable) unless extended pursuant to such Credit Line Agreement and the Sale and Servicing Agreement, such extension to be limited by the provisions set forth in Section 2.04 of the Sale and Servicing Agreement.

         Eligible Account: A segregated account that is (i) maintained with a depository institution whose short-term debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies,
(ii) one or more accounts maintained with a depository institution whose long-term unsecured debt rating by the Rating Agencies is at least AA- and whose accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation established by such fund, (iii) a segregated trust account maintained with the Indenture Trustee in its fiduciary capacity, or (iv) otherwise acceptable to each Rating Agency and the Insurer as evidenced by a letter from each Rating Agency and the Insurer to the Indenture Trustee, without reduction or withdrawal of their then current ratings of the Class A Notes without regard to the Policy.

         Eligible Investments: One or more of the following (excluding any callable investments purchased at a premium):

                  (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided that such obligations are backed by the full faith and credit of the United States;

                  (ii) repurchase agreements on obligations specified in clause
         (i) maturing not more than 30 days from the date of acquisition thereof, provided that (a) the short-term unsecured debt obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating category (which is A-1+ for Standard & Poor's and P-1 for Moody's), (b) the obligations must be valued daily at current market price plus accrued interest, (c) the obligations, pursuant to such evaluation, must be equal, at all times, to 102% of the cash transferred to the Indenture Trustee in exchange for the obligations and (d) the obligations must be delivered to the Indenture Trustee or, if the Indenture Trustee is supplying the obligations, to an agent for the Indenture Trustee, in such a manner as to accomplish perfection of a security interest in the obligations by possession of certificated securities;

                  (iii) certificates of deposit, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the unsecured short-term debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each of Moody's and Standard & Poor's in its highest unsecured short-term debt rating category;

                  (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their highest short-term debt rating categories;

                  (v) short-term investment funds ("STIFS") sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by Standard & Poor's and Moody's in their respective highest applicable rating category;

                  (vi) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has a rating of Aaa by Moody's and either AAAm or AAAm-G by Standard & Poor's or such lower rating as will not result in the qualification, downgrading or withdrawal of the then-current rating assigned to the Notes by each Rating Agency without regard to the Policy; and

                  (vii) other obligations or securities that are acceptable to each Rating Agency and the Insurer as an Eligible Investment hereunder and will not result in a reduction in the then current rating of the Notes without regard to the Policy, as evidenced by a letter to such effect from such Rating Agency and the Insurer and with respect to which the Servicer has received confirmation that, for tax purposes, the investment complies with the last clause of this definition;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that (x) no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity and (y) all Eligible Investments shall mature no later than the next Payment Date.

         Eligible Substitute Mortgage Loan: A Mortgage Loan substituted by the Sponsor, with the consent of the Insurer, for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or, in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), equal to or less than the Principal Balance of the Defective Mortgage Loan as of the applicable Cut-Off Date; (ii) except for HELOC Mortgage Loans still in their teaser period, have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 4.00% in excess of the Loan Rate of such Defective HELOC Mortgage Loan; (iii) for HELOC Mortgage Loans, have a Loan Rate based on the same Index as the Defective Mortgage Loan with adjustments to such Loan Rate made on the same date on which the Defective HELOC Mortgage Loan's interest rate adjusts;
(iv) for HELOC Mortgage Loans, have a Margin that is not less than the Margin of the Defective HELOC Mortgage Loan and not more than 100 basis points higher than the Margin for the Defective HELOC Mortgage Loan; (v) have a mortgage of the same or higher level of priority as the Defective Mortgage Loan at the time such Mortgage Loan was transferred to the Trust; (vi) have a remaining term to maturity not more than 120 months earlier and not more than 180 months later than the remaining term to maturity of the Defective Mortgage Loan; (vii) comply with each representation and warranty as to the Mortgage Loans set forth in the Sale and Servicing Agreement (deemed to be made as of the date of substitution);
(viii) have an original Combined Loan-to-Value Ratio not greater than that of the Defective Mortgage Loan; and (ix) have a Credit Score greater than or equal to the Credit Score of the Defective Mortgage Loan at the time such Mortgage Loan was transferred to the Trust; (x) the related Mortgaged Property is not an investment property (unless the Mortgaged Property related to the Defective Mortgage Loan was an investment property); (xi) the related Mortgaged Property is not a second home (unless the Mortgaged Property related to the Defective Mortgage Loan was a second home); (xii) the Combined Loan-to-Value Ratio is not greater than 100%; and (xiii) in the case of HELOC Mortgage Loans, are no longer in its teaser period.

         ERISA: Employee Retirement Income Security Act of 1974, as amended.

         Event of Servicing Termination: As defined in Section 6.01 of the Sale and Servicing Agreement.

         Event of Termination: As defined in Article IX of the Purchase
Agreement.

         Excess Cashflow: With respect to each Pool and any Payment Date, the related Available Funds with respect to such Pool for such Payment Date which remain on deposit in the Collection Account after taking into account the distributions listed in clauses (i) through (viii) of Section 8.7(d) of the Indenture with respect to such Pool and such Payment Date.

         Excess Interest: As to any Payment Date and any Pool, the excess, if any, of (a) Interest Collections on the related Pool with respect to such Payment Date, over (b) the sum of (i) the related Trustee Fee, (ii) the related Premium Amount and (iii) the related Interest Payment Amount for the related Class of Class A Notes with respect to such Payment Date.

         Excess Spread Amount: With respect to each Pool separately and with respect to any Payment Date, the fraction, expressed as a percentage, equal to
(x) (i) 12 multiplied by (ii) the sum of the Available Funds with respect to the related Pool for the related Payment Date which remain on deposit in the Collection Account after taking into account the distributions listed in clauses
(i) through (viii) of Section 8.7(d) of the Indenture with respect to such Pool and such Payment Date divided by (y) the related Pool Balance as of such Payment Date.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         Final Scheduled Payment Date: For the Class A-1 Notes, the Payment Date in November 2027, for the Class A-2 Notes, the Payment Date in November 2027 and for the Class A-3 Notes, the Payment Date in November 2027, in each case whereby the related Noteholders shall be entitled to receive a payment of principal in an amount equal to the respective outstanding Note Principal Balance and any accrued and unpaid interest thereon.

         Foreclosure Profit: With respect to a Liquidated Mortgage Loan, the amount, if any, by which (i) the aggregate of its Net Liquidation Proceeds exceeds (ii) the related Principal Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the last day in the related Collection Period) of such Liquidated Mortgage Loan immediately prior to the final recovery of its Liquidation Proceeds.

         GAAP: Generally accepted accounting principles, consistently applied.

         Grant: Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         Gross Margin: As to any HELOC Mortgage Loans, the percentage set forth as the "Gross Margin" for such HELOC Mortgage Loans on Exhibit A to the Sale and Servicing Agreement.

         HELOC Mortgage Loans: With respect to Pool I, Pool II and Pool III, Mortgage Loans consisting solely of adjustable-rate home equity revolving credit line loans under the Credit Line Agreements, which HELOC Mortgage Loans may be Initial Mortgage Loans or Subsequent Mortgage Loans.

         HELOC Principal Balance: As to any HELOC Mortgage Loan, other than a Liquidated Mortgage Loan, and as of any date, the related Cut-Off Date Principal Balance, plus (i) any Additional Balance in respect of such HELOC Mortgage Loan, minus (ii) all collections credited as principal against the HELOC Principal Balance of any such HELOC Mortgage Loan in accordance with the related Credit Line Agreement prior to such day.

         Holder or Noteholder: The Person in whose name a Note is registered on the Note Register.

         Indebtedness: With respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of funding vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

         Indemnification Agreement: The Indemnification Agreement, dated as of November 6, 2001, by and among the Insurer, the Seller, the Servicer and Greenwich Capital Markets, Inc. as underwriter.

         Indenture: The Indenture, dated as of November 1, 2001, by and between the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

         Indenture Trustee: The Bank of New York, a New York banking corporation, not in its individual capacity but as indenture trustee under the Indenture, or any successor indenture trustee under the Indenture.

         Indenture Trustee Issuer Secured Obligations: All amounts and obligations which the Issuer may at any time owe to the Indenture Trustee for the benefit of the Noteholders or the Class S Certificateholders under the Indenture or the Notes.

         Independent: When used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Sponsor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Sponsor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Sponsor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         Independent Certificate: A certificate, verification report or opinion to be delivered to the Indenture Trustee and the Insurer under the circumstances described in, and otherwise complying with, the applicable requirements of
Section 11.1 of the Indenture, prepared by an Independent appraiser or other expert appointed pursuant to an Issuer Order and approved by the Indenture Trustee and the Insurer in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

         Index: With respect to each Interest Rate Adjustment Date for a HELOC Mortgage Loan, the highest "prime rate" as published in the "Money Rates" table of The Wall Street Journal as of the last business day of the previous Billing Cycle.

         Initial Cut-Off Date: October 31, 2001.

         Initial Mortgage Loans: With respect to Pool I, Pool II, and Pool III, Mortgage Loans consisting solely of adjustable-rate home equity revolving credit line loans under the Credit Line Agreements which are transferred to the Trust on the Closing Date.

         Initial Pool Balance: The Initial Pool I Balance, the Initial Pool II Balance or the Initial Pool III Balance, as applicable.

         Initial Pool I Balance: $98,670,820.33.

         Initial Pool I Mortgage Loans: The Initial Mortgage Loans included in Pool I (all of which are HELOC Mortgage Loans). Initial Pool II Balance:
$86,932,623.86.

         Initial Pool II Mortgage Loans: The Initial Mortgage Loans included in Pool II (all of which are HELOC Mortgage Loans).

         Initial Pool III Balance: $163,312,202.25.

         Initial Pool III Mortgage Loans: The Initial Mortgage Loans included in Pool III (all of which are HELOC Mortgage Loans).

         Insurance Agreement: The Insurance Agreement, dated as of November 1 2001, by and among the Insurer, the Seller, the Servicer, the Sponsor and the Indenture Trustee.

         Insurance Policy: Any hazard, title or primary mortgage insurance policy relating to a Mortgage Loan, but shall not include the Policy.

         Insurance Proceeds: Proceeds paid by any insurer (other than the Insurer) pursuant to any Insurance Policy covering a Mortgage Loan, or amounts required to be paid by the Servicer pursuant to the last sentence of Section
3.04 of the Sale and Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Mortgage Loan.

         Insured Payment: As defined in the Policy with respect to a Class of Notes or the Class S Certificates and as of any Payment Date.

         Insurer: MBIA Insurance Corporation, a New York-domiciled stock insurance corporation, and any successor thereto.

         Insurer Default: Any of (i) the failure by the Insurer to make a payment required under the Policy in accordance with the terms thereof, (ii) the voluntary or involuntary filing of a petition or other invocation of the process of any court or government authority for the purpose of commencing or sustaining a case under any federal or state bankruptcy, insolvency or similar law against the Insurer or (iii) the appointing of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Insurer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Insurer.

         Insurer Issuer Secured Obligations: All amounts and obligations which the Issuer may at any time owe to or on behalf of the Insurer under the Indenture, the Insurance Agreement or any other Basic Document.

         Interest Accrual Period: With respect to any Payment Date, the period from and including the prior Payment Date (or, in the case of the December 2001 Payment Date, from and including the Closing Date) to, but excluding, the current Payment Date, with interest being computed on the basis of the actual number of days in such Interest Accrual Period and a 360-day year.

         Interest Collections: With respect to each Pool and for any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest, including the portion of Net Liquidation Proceeds and Insurance Proceeds allocated to interest pursuant to the terms of the related Loan Agreement (net of the applicable servicing fees and excluding the fees or late charges or similar administrative fees paid by Mortgagors) and earnings received on funds on deposit in the Pre-Funding Account, during the related Collection Period, less the related Servicing Fee for the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Mortgage Loan that constitutes principal or interest.

         Interest Determination Date: (i) With respect to any Interest Accrual Period (other than the initial Interest Accrual Period), the second LIBOR Business Day preceding the first day of such Interest Accrual Period and (ii) with respect to the initial Interest Accrual Period, the second LIBOR Business Day preceding the Closing Date.

         Interest Payment Amount: The Class A-1 Interest Payment Amount, the Class A-2 Interest Payment Amount or the Class A-3 Interest Payment Amount, as applicable.

         Interest Rate Adjustment Date: With respect to each HELOC Mortgage Loan, any date on which the Loan Rate is adjusted in accordance with the related Credit Line Agreement.

         Interest Settlement Rates: Those rates which are displayed on the Designated Telerate Page.

         Issuer or Trust: GreenPoint Home Equity Loan Trust 2001-2, a Delaware business trust, until a successor replaces it and, thereafter, such successor.

         Issuer Order and Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         Issuer Secured Obligations: The Insurer Issuer Secured Obligations and the Indenture Trustee Issuer Secured Obligations.

         Issuer Secured Parties: Each of the Indenture Trustee in respect of the Indenture Trustee Issuer Secured Obligations and the Insurer in respect of the Insurer Issuer Secured Obligations.

         Late Payment Rate: For any Payment Date, the lesser of (i) the per annum rate of interest, as it is publicly announced from time to time by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3% and (ii) the maximum rate permissible under any applicable law limiting interest rates. The Late Payment Rate shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

         LIBOR: With respect to any Interest Accrual Period, the rate determined by the Indenture Trustee on the related Interest Determination Date appearing on the Designated Telerate Page on that Interest Determination Date based on the Interest Settlement Rate for U.S. dollar deposits of one-month maturity set by the BBA as of the Interest Determination Date. If the BBA's Interest Settlement Rate does not appear on the Designated Telerate Page as of 11:00 a.m. (London time) on such date, or if the Designated Telerate Page is not available on such date, the Indenture Trustee will obtain such rate from the Reuters Monitor Money Rates Service page "LIBOR01" or the Bloomberg L.P. page "BBAM." If such rate is not published for such Interest Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate. In the event that the BBA no longer sets an Interest Settlement Rate, the Indenture Trustee, with the prior written consent of the Insurer (but only if an Insurer Default shall not have occurred and be continuing), will designate an alternative index that has performed in a manner substantially similar to the BBA's Interest Settlement Rate.

         LIBOR Business Day: Any day on which banks in London and New York are open for conducting transactions in foreign currency and exchange.

         Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 5.02 of the Sale and Servicing Agreement shall not be deemed to constitute a Lien.

         Lifetime Rate Cap: With respect to each HELOC Mortgage Loan with respect to which the related Mortgage Note provides for a lifetime rate cap, the maximum Loan Rate permitted over the life of such HELOC Mortgage Loan under the terms of the related Credit Line Agreement previously delivered to the Indenture Trustee.

         Liquidated Mortgage Loan: As to any Payment Date, any Mortgage Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Sale and Servicing Agreement, as of the end of the related Collection Period, that all Liquidation Proceeds which it expects to recover with respect to the disposition of such Mortgage Loan or the related REO have been recovered.

         Liquidation Expenses: Out-of-pocket expenses (exclusive of overhead) which are incurred by the Servicer in connection with the liquidation of any Mortgage Loan and not recovered under any Insurance Policy, including, without limitation, legal fees and expenses, any unreimbursed amount expended pursuant to Section 3.06 of the Sale and Servicing Agreement (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Mortgage Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Mortgage Loan) respecting the related Mortgage Loan and any related and unreimbursed expenditures with respect to real estate property taxes, water or sewer taxes, condominium association dues, property restoration or preservation or insurance against casualty, loss or damage.

         Liquidation Proceeds: Proceeds (including Insurance Proceeds) received in connection with the liquidation of any Mortgage Loan or related REO, whether through trustee's sale, condemnation, foreclosure sale or otherwise.

         Loan Agreement: Any Credit Line Agreement or Mortgage Note.

         Loan Purchase Price: With respect to any Mortgage Loan purchased from the Trust pursuant to Section 2.03 or 2.05 of the Sale and Servicing Agreement, an amount equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus one month's interest on the outstanding Principal Balance thereof as of the beginning of the preceding Collection Period computed at the Loan Rate less the Servicing Fee, together with, without duplication, the aggregate amount of (i) all delinquent interest, all advances made by the Servicer and not subsequently recovered from the related Mortgage Loan and (ii) any Class A-1 Reimbursement Amount, Class A-2 Reimbursement Amount or Class A-3 Reimbursement Amount related to such Mortgage Loan.

         Loan Rate: With respect to any HELOC Mortgage Loan and as of any day, the per annum rate of interest applicable under the related Credit Line Agreement to the calculation of interest for such day on the Principal Balance of such HELOC Mortgage Loan. With respect to any Closed-End Mortgage Loan and as of any day, the per annum rate of interest applicable under the related Mortgage Note to the calculation of interest for such day on the Principal Balance of such Closed-End Mortgage Loan.

         Loan Rate Cap: With respect to each Mortgage Loan, the lesser of (i) the Lifetime Rate Cap, if any, or (ii) the applicable state usury ceiling, if any.

         Losses: Any and all out-of-pocket losses, claims, damages, liabilities or expenses (including reasonable attorneys' fees and disbursements) directly incurred by any Person specified in the Purchase Agreement, resulting from transactions entered into under the Purchase Agreement (other than liability for taxes). Losses must be accounted for and presented for reimbursement documented in reasonable detail and within a reasonable time.

         Managed Amortization Period: With respect to each Class of Notes, the period commencing on the Closing Date and ending on the earlier to occur of (x) the November 2006 Payment Date and (y) the Payment Date which immediately precedes the occurrence of a Rapid Amortization Event with respect to such Class of Notes.

         Management Agreement: The Management Agreement, dated as of November 1, 2001, by and between the Company and the Issuer.

         Management Fee: $500 per month.

         Manager: The Person acting in such capacity pursuant to the Management Agreement or its successors or assigns, which shall initially be the Company.

         Margin: With respect to each HELOC Mortgage Loan, the fixed percentage amount set forth in the related Loan Agreement which amount is added to the Prime Rate in accordance with the terms of the related Loan Agreement to determine the Loan Rate for such HELOC Mortgage Loan, subject to any maximum.

         Material Adverse Change: A material adverse change in (i) the business, results of operations or properties of the Servicer or (ii) the ability of the Servicer to perform its obligations under the Sale and Servicing Agreement.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

         MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

         Minimum Monthly Payment: With respect to any Mortgage Loan and any month, the minimum amount required to be paid by the related Mortgagor in that month.

         Moody's: Moody's Investors Service, Inc., or its successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a first or junior lien on an estate in fee simple interest in real property securing a Mortgage Note or Credit Line Agreement.

         Mortgage File: The mortgage documents listed in Section 2.01(c) to the Sale and Servicing Agreement pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Sale and Servicing Agreement.

         Mortgage Loan Schedule: With respect to any date, the schedule of Initial Mortgage Loans included in the Trust on such date. The schedule of Initial Mortgage Loans as of the Cut-Off Date is the schedule set forth in Exhibit A to the Sale and Servicing Agreement, which schedule sets forth as to each such Mortgage Loan, to the extent applicable, (i) the Cut-Off Date Principal Balance, (ii) the Credit Limit, (iii) the Gross Margin, (iv) the Lifetime Rate Cap, (v) the account number, (vi) the current Loan Rate, (vii) the Combined Loan-to-Value Ratio, (viii) a code specifying the property type, (ix) a code specifying documentation type and (x) a code specifying lien position. The Mortgage Loan Schedule will be deemed to be amended from time to time to reflect Additional Balances, Subsequent Mortgage Loans and Eligible Substitute Mortgage Loans.

         Mortgage Loans: Any HELOC Mortgage Loans, including any Additional Balances with respect thereto, as well as any Closed-End Mortgage Loans, that are transferred and assigned to the Indenture Trustee pursuant to Sections 2.01 and 2.10 of the Sale and Servicing Agreement and the related Subsequent Transfer Agreement, if applicable, together with the Related Documents, exclusive of mortgage loans that are retransferred to the Sponsor or the Servicer from time to time pursuant to Sections 2.03, 2.05 or 2.07 of the Sale and Servicing Agreement as from time to time are held as a part of the Trust. The Mortgage Loans originally so held are identified in the Mortgage Loan Schedule delivered on the Closing Date. The Mortgage Loans shall also include any Eligible Substitute Mortgage Loans substituted by the Sponsor for a Defective Mortgage Loan pursuant to Sections 2.03 and 2.05 of the Sale and Servicing Agreement and any Subsequent Mortgage Loans conveyed to the Trust pursuant to Section 2.10 of the Sale and Servicing Agreement. The term "Mortgage Loan" includes the terms "HELOC Mortgage Loans" and "Closed-End Mortgage Loans."

         Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Closed-End Mortgage Loan.

         Mortgaged Property: The underlying property, including any real property and improvements thereon, securing a Mortgage Loan.

         Mortgagor: The obligor on a Mortgage Note or Credit Line Agreement.

         Net Available Distribution Amount: For each Payment Date and for each Class of Class A Notes, the related Total Available Funds on such Payment Date.

         Net Liquidation Proceeds: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses; provided, that Net Liquidation Proceeds shall not be an amount less than zero.

         Net Loan Rate: With respect to any Mortgage Loan and as to any day, the Loan Rate (assuming each HELOC Mortgage Loan is fully indexed) less the Servicing Fee Rate, the Premium Percentage (multiplied by a fraction, the numerator of which is the Note Principal Balance of the related Class of Notes and the denominator of which is the related Pool Balance) and the Trustee Fee Rate.

         Note: A Class A-1 Note, a Class A-2 Note or a Class A-3 Note, but not any Class S Certificate or Residual Certificate.

         Noteholders: The Class A-1 Noteholders, the Class A-2 Noteholders and the Class A-3 Noteholders.

         Note Owner: With respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, with respect to a Definitive Note, the registered owner of such Definitive Note.

         Note Paying Agent: The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         Note Principal Balance: The Class A-1 Note Principal Balance, the Class A-2 Note Principal Balance and/or the Class A-3 Note Principal Balance, as applicable.

         Note Rate: The Class A-1 Note Rate, the Class A-2 Note Rate and/or the Class A-3 Note Rate, as applicable.

         Note Register: As defined in Section 2.3 of the Indenture.

         Note Registrar: As defined in Section 2.3 of the Indenture.

         Noteholder or Holder: The Person in whose name a Note is registered on the Note Register.

         Officer's Certificate: A certificate signed by any Authorized Officer of a Person that complies with the applicable requirements of Section 11.1 of the Indenture.

         Opinion of Counsel: One or more opinions of counsel who may, except as otherwise expressly provided in the Indenture, be employees of or counsel to the Issuer and, if addressed to the Insurer, satisfactory to such party, and which shall comply with any applicable requirements of Section 11.1 of the Indenture, and if addressed to the Insurer, shall be satisfactory to such party; provided, that any opinion relating to matters of federal, state or local taxation must be provided by independent, outside counsel.

         Optional Redemption Date: Any of the Class A-1 Optional Redemption Date, the Class A-2 Optional Redemption Amount or the Class A-3 Optional Redemption Date.

         Original Class A Note Principal Balance: The Original Class A-1 Note Principal Balance, the Original Class A-2 Note Principal Balance, or the Original Class A-3 Note Principal Balance .

         Original Class A-1 Note Principal Balance: $100,000,000.

         Original Class A-1 Pre-Funded Amount: $1,329,179.67.

         Original Class A-2 Note Principal Balance: $100,000,000.

         Original Class A-2 Pre-Funded Amount: $13,067,376.14.

         Original Class A-3 Note Principal Balance: $245,000,000.

         Original Class A-3 Pre-Funded Amount: $81,687,797.75.

         Original Pool Balance: $348,915,646.

         Original Pre-Funded Amount: $96,084,353.56.

         Outstanding: As of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee); and

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that Notes which have been paid with proceeds of the Policy shall continue to remain Outstanding for purposes of the Indenture until the Insurer has been paid as subrogee under the Insurance Agreement or the Insurer has been reimbursed pursuant to the Insurance Agreement, as evidenced by a written notice from the Insurer delivered to the Indenture Trustee, and the Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer; provided, further, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Sponsor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Sponsor or any Affiliate of any of the foregoing Persons.

         Outstanding Amount: With respect to any date of determination, the aggregate Note Principal Balance of all the Notes, or Class of Notes, as applicable, Outstanding as of such date of determination.

         Overcollateralization Amount: As applicable, the Pool I
Overcollateralization Amount, the Pool II Overcollateralization Amount or the Pool III Overcollateralization Amount.

         Overcollateralization Deficiency Amount: As applicable, the Pool I Overcollateralization Deficiency Amount, the Pool II Overcollateralization Deficiency Amount or the Pool III Overcollateralization Deficiency Amount.

         Overcollateralization Deficit: As applicable, the Pool I
Overcollateralization Deficit, the Pool II Overcollateralization Deficit or the Pool III Overcollateralization Deficit.

         Overcollateralization Reduction Amount: As applicable, the Pool I Overcollateralization Reduction Amount, the Pool II Overcollateralization Reduction Amount or the Pool III Overcollateralization Reduction Amount.

         Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

         Owner Trustee Fee: A fee which is separately agreed to between the Servicer and the Owner Trustee and is payable to the Owner Trustee .

         Owner Trustee Fee Rate: The per annum rate at which the Owner Trustee Fee is calculated.

         Payment Date: The fifteenth day of each month, or if such day is not a Business Day, then the next Business Day, beginning in the month immediately following the Closing Date.

         Percentage Interest: As to any Note, the percentage obtained by dividing the principal denomination of such Note by the aggregate of the principal denominations of all Notes of the same class. As to any Class S Certificate or Residual Certificate, the percentage set forth on the face of such Class S Certificate or Residual Certificate.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Policy: The financial guaranty insurance policy No. 36722 and any endorsement thereto, with respect to the Class A Notes and the Class S Certificates, dated November 20, 2001, issued by the Insurer to the Indenture Trustee for the benefit of the Noteholders and the Class S Certificateholders.

         Pool: Pool I, Pool II or Pool III.

         Pool Balance: With respect to any date, the Pool I Balance, the Pool II Balance, or the Pool III Balance, as applicable, as of such date.

         Pool Delinquency Rate: With respect to any Collection Period, the fraction, expressed as a percentage, equal to (x) the aggregate Principal Balances of all Mortgage Loans in all Pools that are 90 or more days delinquent (including all foreclosures and REO properties) as of the close of business on the last day of such Collection Period over (y) sum of the Pool I Balance, the Pool II Balance and the Pool III Balance as of the close of business on the last day of such Collection Period.

         Pool Factor: A seven-digit decimal which the Servicer shall compute monthly expressing the related Note Principal Balance as of each Payment Date (after giving effect to any distribution of principal on such Payment Date) as a proportion of the Original Note Principal Balance for the related Class. On the Closing Date, the Pool Factor for each Pool will be 1.0000000. Thereafter, the Pool Factor shall decline to reflect reductions in the related Note Principal Balance resulting from distributions of principal to the related Notes.

         Pool I: The pool of Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Pool I, including any Eligible Substitute Mortgage Loan delivered in the replacement thereof.

         Pool I Available Funds: With respect to any Payment Date, the amount then on deposit in the Collection Account with respect to Pool I, after taking into account the deposits thereto made pursuant to Section 8.7(a) of the Indenture, if any (exclusive of the amount of any related Insured Payment then on deposit in the Collection Account and any deposits from the Reserve Fund).

         Pool I Balance: With respect to any date, the sum of (i) the aggregate of the Principal Balances of all Pool I Mortgage Loans as of such date and (ii) the related Pre-Funded Amount, if any.

         Pool I Deficiency Amount: Has the meaning specified in Section 8.6(b)(i) of the Indenture.

         Pool I HELOC Mortgage Loans: The Mortgage Loans in Pool I which are HELOC Mortgage Loans.

         Pool I Mortgage Loans: With respect to any date, those Mortgage Loans contained in Pool I.

         Pool I Net Principal Collections: The excess of (x) Pool I Principal Collections over (y) the aggregate amount of all related Additional Balances arising during the related Collection Period; provided, however, that, in no event will Pool I Net Principal Collections be less than zero with respect to any Payment Date.

         Pool I Overcollateralization Amount: As of any Payment Date, the excess, if any, of (x) the Pool I Balance as of such Payment Date over (y) the Class A-1 Note Principal Balance as of such Payment Date (after taking into account any reductions to such Class A-1 Note Principal Balance resulting from payments made pursuant to clauses (vi) and (vii) of Section 8.7(d) of the Indenture on such Payment Date).

         Pool I Overcollateralization Deficiency Amount: With respect to any Payment Date, the excess, if any, of (i) the Pool I Specified
Overcollateralization Amount applicable to such Payment Date over (ii) the Pool I Overcollateralization Amount applicable to such Payment Date.

         Pool I Overcollateralization Deficit: With respect to any Payment Date, the amount, if any, by which (i) the aggregate Class A-1 Note Principal Balance, after taking into account the payment to the Class A-1 Noteholders of all principal from sources other than the Policy on such Payment Date, exceeds (ii) the Pool I Balance as of such Payment Date.

         Pool I Overcollateralization Reduction Amount: With respect to any Payment Date, the excess, if any, of (x) the Pool I Overcollateralization Amount over (y) the Pool I Specified Overcollateralization Amount assuming that the Class A-1 Maximum Principal Payment had been distributed to the Class A-1 Noteholders on such Payment Date.

         Pool I Principal Collections: The Principal Collections relating to Pool I.

         Pool I Specified Overcollateralization Amount: With respect to (I) any Payment Date occurring prior to the Stepdown Date, an amount equal to the sum of
(a) 100.00% of the Principal Balance of Mortgage Loans in Pool I that are 270 or more days Delinquent as of the close of business of the last day of the related Collection Period (including all foreclosures and REO properties 270 or more days Delinquent as of the close of business of the last day of the related Collection Period) plus (b) 2.75% of the sum of (i) the Initial Pool I Balance plus (ii) the Original Class A-1 Pre-Funded Amount; or (II) any Payment Date occurring on or after the Stepdown Date, the greater of (a) the sum of (i) 100.00% of the Principal Balance of Mortgage Loans in Pool I that are 270 or more days Delinquent as of the close of business of the last day of the related Collection Period (including all foreclosures and REO properties 270 or more days Delinquent as of the close of business of the last day of the related Collection Period) plus (ii) 5.50% of the Pool I Balance, and (b) 0.50% of the sum of (i) the Initial Pool I Balance plus (ii) the Original Class A-1 Pre-Funded Amount; provided, however, that if on any Payment Date on or after the Stepdown Date either (a) cumulative Realized Losses on Pool I are greater than or equal to 3.0% of the sum of (i) the Initial Pool I Balance plus (ii) the Original Class A-1 Pre-Funded Amount or (b) the Excess Spread Amount with respect to Pool I is less than 0.70%, then the "Pool I Specified Overcollateralization Amount" on such Payment Date shall in no event be less than the Pool I Specified Overcollateralization Amount for the immediately preceding Payment Date.

         Pool I Total Available Funds: With respect to any Payment Date, the sum of (i) the Pool I Available Funds (after taking into account the distributions pursuant to clauses (i) and (ii) of Section 8.7(d) of the Indenture with respect to Pool I for such Payment Date), (ii) any Crossover Amount available from Pool II and Pool III and (iii) amounts on deposit in the Reserve Fund (but only to the extent that Pool I Available Funds, plus any Crossover Amount available from Pool II and Pool III, are insufficient to pay the amounts specified in clauses
(iii) and (vii) of Section 8.7(d) of the Indenture with respect to the Class A-1 Notes), in each case as of such Payment Date.

         Pool II: The pool of Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Pool II, including any Eligible Substitute Mortgage Loans delivered in replacement thereof.

         Pool II Available Funds: With respect to any Payment Date, the amount then on deposit in the Collection Account with respect to Pool II, after taking into account the deposits thereto made pursuant to Section 8.7(b) of the Indenture, if any (exclusive of the amount of any related Insured Payment then on deposit in the Collection Account and any deposits from the Reserve Fund).

         Pool II Balance: With respect to any date the sum of (i) the aggregate of the Principal Balances of all Pool II Mortgage Loans as of such date plus
(ii) the related Pre-Funded Amount, if any.

         Pool II Deficiency Amount: As defined in Section 8.6(b)(ii) of the Indenture.

         Pool II HELOC Mortgage Loans: The Mortgage Loans in Pool II which are HELOC Mortgage Loans.

         Pool II Mortgage Loans: With respect to any date, those Mortgage Loans contained in Pool II.

         Pool II Net Principal Collections: The excess of (x) Pool II Principal Collections over (y) the aggregate amount of all related Additional Balances arising during the related Collection Period; provided, however, that, in no event will Pool II Net Principal Collections be less than zero with respect to any Payment Date.

         Pool II Overcollateralization Amount: As of any Payment Date, the excess, if any, of (x) the Pool II Balance as of such Payment Date over (y) the Class A-2 Note Principal Balance as of such Payment Date (after taking into account any reductions to such Class A-2 Note Principal Balance resulting from payments made pursuant to clauses (vi) and (vii) of Section 8.7(d) of the Indenture on such Payment Date).

         Pool II Overcollateralization Deficiency Amount: With respect to any Payment Date, the excess, if any, of (i) the Pool II Specified
Overcollateralization Amount applicable to such Payment Date over (ii) the Pool II Overcollateralization Amount applicable to such Payment Date.

         Pool II Overcollateralization Deficit: With respect to any Payment Date, the amount, if any, by which (i) the aggregate Class A-2 Note Principal Balance, after taking into account the payment to the Class A-2 Noteholders of all principal from sources other than the Policy on such Payment Date, exceeds
(ii) the Pool II Balance as of such Payment Date.

         Pool II Overcollateralization Reduction Amount: With respect to any Payment Date, the excess, if any, of (x) the Pool II Overcollateralization Amount over (y) the Pool II Specified Overcollateralization Amount assuming that the Class A-2 Maximum Principal Payment had been distributed to the Class A-2 Noteholders on such Payment Date.

         Pool II Principal Collections: The Principal Collections relating to Pool II.

         Pool II Specified Overcollateralization Amount: With respect to (I) any Payment Date occurring prior to the Stepdown Date, an amount equal to the sum of
(a) 100.00% of the Principal Balance of Mortgage Loans in Pool II that are 270 or more days Delinquent as of the close of business of the last day of the related Collection Period (including all foreclosures and REO properties 270 or more days Delinquent as of the close of business of the last day of the related Collection Period) plus (b) 2.75% of the sum of (i) the Initial Pool II Balance plus (ii) the Original Class A-2 Pre-Funded Amount; or (II) any Payment Date occurring on or after the Stepdown Date, the greater of (a) the sum of (i) 100.00% of the Principal Balance of Mortgage Loans in Pool II that are 270 or more days Delinquent as of the close of business of the last day of the related Collection Period (including all foreclosures and REO properties 270 or more days Delinquent as of the close of business of the last day of the related Collection Period) plus (ii) 5.50% of the Pool II Balance, and (b) 0.50% of the sum of (i) the Initial Pool II Balance plus (ii) the Original Class A-2 Pre-Funded Amount; provided, however, that if on any Payment Date on or after the Stepdown Date either (a) cumulative Realized Losses on Pool II are greater than or equal to 3.0% of the sum of (i) the Initial Pool II Balance plus (ii) the Original Class A-2 Pre-Funded Amount or (b) the Excess Spread Amount with respect to Pool II is less than 0.70%, then the "Pool II Specified Overcollateralization Amount" on such Payment Date shall in no event be less than the Pool II Specified Overcollateralization Amount for the immediately preceding Payment Date.

         Pool II Total Available Funds: With respect to any Payment Date, the sum of (i) the Pool II Available Funds (after taking into account the distributions pursuant to clauses (i) and (ii) of Section 8.7(d) of the Indenture with respect to Pool II for such Payment Date), (ii) any Crossover Amount available from Pool I and Pool III and (iii) amounts on deposit in the Reserve Fund (but only to the extent that Pool II Available Funds, plus any Crossover Amount available from Pool I and Pool III, are insufficient to pay the amounts specified in clauses (iii) and (vii) of Section 8.7(d) of the Indenture with respect to the Class A-2 Notes), in each case as of such Payment Date.

         Pool III: The pool of Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Pool III, including any Eligible Substitute Mortgage Loans delivered in replacement thereof.

         Pool III Available Funds: With respect to any Payment Date, the amount then on deposit in the Collection Account with respect to Pool III, after taking into account the deposits thereto made pursuant to Section 8.7(c) of the Indenture, if any (exclusive of the amount of any related Insured Payment then on deposit in the Collection Account and any deposits from the Reserve Fund).

         Pool III Balance: With respect to any date the sum of (i) the aggregate of the Principal Balances of all Pool III Mortgage Loans as of such date plus
(ii) the related Pre-Funded Amount, if any.

         Pool III Closed-End Mortgage Loans: Mortgage Loans in Pool III which are Closed-End Mortgage Loans.

         Pool III Deficiency Amount: As defined in Section 8.6(b)(iii) of the Indenture.

         Pool III HELOC Mortgage Loans: The Mortgage Loans in Pool III which are HELOC Mortgage Loans.

         Pool III Mortgage Loans: With respect to any date, those Mortgage Loans contained in Pool III.

         Pool III Net Principal Collections: The excess of (x) Pool III Principal Collections over (y) the aggregate amount of all related Additional Balances arising during the related Collection Period; provided, however, that, in no event will Pool III Net Principal Collections be less than zero with respect to any Payment Date.

         Pool III Overcollateralization Amount: As of any Payment Date, the excess, if any, of (x) the Pool III Balance as of such Payment Date over (y) the Class A-3 Note Principal Balance as of such Payment Date (after taking into account any reductions to such Class A-3 Note Principal Balance resulting from payments made pursuant to clauses (vi) and (vii) of Section 8.7(d) of the Indenture on such Payment Date).

         Pool III Overcollateralization Deficiency Amount: With respect to any Payment Date, the excess, if any, of (i) the Pool III Specified
Overcollateralization Amount applicable to such Payment Date over (ii) the Pool III Overcollateralization Amount applicable to such Payment Date.

         Pool III Overcollateralization Deficit: With respect to any Payment Date, the amount, if any, by which (i) the aggregate Class A-3 Note Principal Balance, after taking into account the payment to the Class A-3 Noteholders of all principal from sources other than the Policy on such Payment Date, exceeds
(ii) the Pool III Balance as of such Payment Date.

         Pool III Overcollateralization Reduction Amount: With respect to any Payment Date, the excess, if any, of (x) the Pool III Overcollateralization Amount over (y) the Pool III Specified Overcollateralization Amount assuming that the Class A-3 Maximum Principal Payment had been distributed to the Class A-3 Noteholders on such Payment Date.

         Pool III Principal Collections: The Principal Collections relating to Pool III.

         Pool III Specified Overcollateralization Amount: With respect to (I) any Payment Date occurring prior to the Stepdown Date, an amount equal to the sum of (a) 100.00% of the Principal Balance of Mortgage Loans in Pool III that are 270 or more days Delinquent as of the close of business of the last day of the related Collection Period (including all foreclosures and REO properties 270 or more days Delinquent as of the close of business of the last day of the related Collection Period) plus (b) 2.75% of the sum of (i) the Initial Pool III Balance plus (ii) the Original Class A-3 Pre-Funded Amount; or (II) any Payment Date occurring on or after the Stepdown Date, the greater of (a) the sum of (i) 100.00% of the Principal Balance of Mortgage Loans in Pool III that are 270 or more days Delinquent as of the close of business of the last day of the related Collection Period (including all foreclosures and REO properties 270 or more days Delinquent as of the close of business of the last day of the related Collection Period) plus (ii) 5.50% of the Pool III Balance, and (b) 0.50% of the sum of (i) the Initial Pool III Balance plus (ii) the Original Class A-3 Pre-Funded Amount; provided, however, that if on any Payment Date on or after the Stepdown Date either (a) cumulative Realized Losses on Pool III are greater than or equal to 3.0% of the sum of (i) the Initial Pool III Balance plus (ii) the Original Class A-3 Pre-Funded Amount or (b) the Excess Spread Amount with respect to Pool III is less than 0.70%, then the "Pool III Specified Overcollateralization Amount" on such Payment Date shall in no event be less than the Pool III Specified Overcollateralization Amount for the immediately preceding Payment Date.

         Pool III Total Available Funds: With respect to any Payment Date, the sum of (i) the Pool III Available Funds (after taking into account the distributions pursuant to clauses (i) and (ii) of Section 8.7(d) of the Indenture with respect to Pool III for such Payment Date), (ii) any Crossover Amount available from Pool I and Pool II and (iii) amounts on deposit in the Reserve Fund (but only to the extent that Pool III Available Funds, plus any Crossover Amount available from Pool I and Pool II, are insufficient to pay the amounts specified in clauses (iii) and (vii) of Section 8.7(d) of the Indenture with respect to the Class A-3 Notes), in each case as of such Payment Date.

         Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same interest as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.4 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         Preference Amount: As defined in the Policy.

         Preference Claim: As defined in Section 5.13(b) of the Indenture.

         Pre-Funded Amount: With respect to any Pool and as of any date of determination, the amount on deposit in the Pre-Funding Account related to such Pool.

         Pre-Funding Account: The custodial account or accounts established and maintained with the Indenture Trustee for the benefit of the Noteholders, the Class S Certificateholders and the Insurer pursuant to Section 8.9 of the Indenture. The Pre-Funding Account shall be an Eligible Account.

         Pre-Funding Period: The period commencing on the Closing Date and ending on the earlier of (i) the close of business on February 14, 2002 and (ii) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000.

         Premium Amount: With respect to any Class of Notes and as to any Payment Date, the product of (x) one-twelfth of the applicable Premium Percentage and (y) the applicable Note Principal Balance immediately prior to such Payment Date.

         Premium Percentage: As defined in the Insurance Agreement.

         Prime Rate: The interest rate entitled "Prime Rate" in the published Money Rates table of The Wall Street Journal.

         Principal Balance: As of any date and with respect to any Mortgage Loan, the HELOC Principal Balance or the Closed-End Principal Balance, as applicable. For purposes of this definition, a Liquidated Mortgage Loan shall be deemed to have a Principal Balance equal to the Principal Balance of the related Mortgage Loan immediately prior to the final recovery of related Liquidation Proceeds and a Principal Balance of zero thereafter.

         Principal Collections: With respect to a Pool and as to any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting principal (including, but not limited to, Substitution Amounts and any portion of Insurance Proceeds, Net Liquidation Proceeds or amounts to be deposited to the Collection Account pursuant to Section 7.01 of the Sale and Servicing Agreement that are applicable to principal, in each case as allocable to principal of the applicable Mortgage Loan, but excluding Foreclosure Profits) collected by the Servicer with respect to such Pool under the related Mortgage Loans during the related Collection Period and any related amounts remaining on deposit in the Pre-Funding Account on the Payment Date immediately following the end of the Pre-Funding Period. The terms of the related Loan Agreements shall determine the portion of each payment in respect of a Mortgage Loan that constitutes principal or interest.

         Principal Payment Amount: The Class A-1 Principal Payment Amount, the Class A-2 Principal Payment Amount or the Class A-3 Principal Payment Amount, as applicable.

         Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

         Purchase Agreement: The Mortgage Loan Purchase Agreement, dated as of November 1, 2001, by and between the Company and the Sponsor with respect to the Mortgage Loans.

         Purchased Assets: As defined in Section 2.01 of the Purchase Agreement.

         Purchase Date: With respect to a Subsequent Mortgage Loan, the related Subsequent Transfer Date.

         Purchase Price: With respect to the Initial Mortgage Loans as of the Initial Cut-Off Date (and any Eligible Substitute Mortgage Loan as of the date delivered), at least 100% of the Principal Balance; with respect to all Additional Balances and all Subsequent Mortgage Loans, at least 100% of the Principal Balance (as such term is used in Section 2.01 of the Purchase Agreement).

         Purchase Request: A request for the purchase of Subsequent Mortgage Loans in the form of Exhibit B to the Purchase Agreement.

         Purchaser Note: As defined in Section 10.02 of the Purchase Agreement.

         Rapid Amortization Event: Any of those "Rapid Amortization Events" described in Section 12.1 of the Indenture.

         Rapid Amortization Period: With respect to each Class of Notes, the period which immediately follows the end of the Managed Amortization Period with respect to such Class of Notes.

         Rating Agency: Each of Moody's and Standard & Poor's. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Sponsor and the Insurer, notice of which designation shall be given to the Indenture Trustee. References in any Basic Document to the highest short term unsecured rating category of a Rating Agency shall means A1+ or better in the case of Standard & Poor's and P1 or better in the case of Moody's, and in the case of any other Rating Agency shall mean the ratings such other Rating Agency deems equivalent to the foregoing ratings. References in any Basic Document to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's, and in the case of any other Rating Agency, the rating such other Rating Agency deems equivalent to the foregoing ratings.

         Realized Losses: For any Pool and any Payment Date will equal the positive difference between (i) the Principal Balances of all Mortgage Loans in the related Pool that were liquidated during the related Collection Period and
(ii) the principal portion of Net Liquidation Proceeds of such Mortgage Loans.

         Recordation Event: Any of (i) the long-term senior unsecured debt rating of GreenPoint Bank no longer being rated at least "BBB-" by Standard & Poor's and "Baa3" by Moody's, (ii) the resignation of GreenPoint Mortgage Funding, Inc., as Servicer, (iii) the occurrence of an Event of Servicing Termination, (iv) the failure of GreenPoint Bank to maintain the capital standards established for "well capitalized" institutions under the prompt corrective action regulations issued pursuant to the Federal Deposit Insurance Corporation Improvement Act of 1991, as amended, or (v) the occurrence of a bankruptcy, insolvency or foreclosure relating to the Issuer; provided, that any Recordation Event may be waived by the Insurer by its providing written notice of such waiver to the Servicer and the Indenture Trustee; and (vi) at the written request of the Insurer to the Indenture Trustee to record Assignments of Mortgages because the Insurer has determined, in the exercise of its reasonable judgment, that such recordation is necessary to protect the Insurer's interest with respect to such Mortgage Loans because (a) a Material Adverse Change with respect to the Servicer has occurred, (b) the Insurer has been so advised by counsel as a result of a change that occurred after the Closing Date in applicable law or the interpretation thereof or (c) with respect to a particular Mortgage Loan, the insolvency of the related Mortgagor.

         Record Date: The Business Day immediately preceding the related Payment Date; provided, however, that following the date on which Definitive Notes are available, the Record Date for the Notes shall be the last Business Day of the calendar month preceding the month in which the related Payment Date occurs.

         Redemption Date: In the case of a redemption of any Notes pursuant to
Section 10.1 of the Indenture, the Payment Date specified by the Sponsor pursuant to Section 7.01(b) of the Sale and Servicing Agreement.

         Redemption Price: In the case of a redemption of any Notes pursuant to
Section 10.1 of the Indenture, an amount equal to the unpaid principal amount of the then outstanding principal amount of each class of the related Class of Notes being redeemed, plus accrued and unpaid interest thereon to but excluding the Redemption Date, plus any outstanding, related Reimbursement Amount.

         Reimbursement Amount: Any of the Class A-1 Reimbursement Amount, the Class A-2 Reimbursement Amount or the Class A-3 Reimbursement Amount, as appropriate.

         Related Documents: As defined in Section 2.01(c) of the Sale and Servicing Agreement.

         Relief Act Shortfall: Shortfalls in interest collections resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         Removal Date: As defined in Section 2.07 of the Sale and Servicing Agreement.

         Removal Notice Date: As defined in Section 2.07 of the Sale and Servicing Agreement.

         REO: A Mortgaged Property acquired by the Servicer or any sub-servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Repurchase Price: The sum of (a) the outstanding principal balance of the related Mortgage Loan as of such date of repurchase plus (b) any accrued interest as of such date.

         Required Payments: For any Class of Class A Notes the sum of (a) for any Payment Date, the sum of (i) the related Interest Payment Amount (excluding any Relief Act Shortfalls, any interest shortfalls related to prepayments and any Deferred Interest) and (ii) the related Overcollateralization Deficit and
(b) on the related Final Scheduled Payment Date, the related Note Principal Balance after taking into account all payments to be made on the related Notes on that Payment Date.

         Reserve Fund: That account designated as the "Reserve Fund" that is created and maintained for the benefit of the Noteholders and the Insurer pursuant to Section 8.3 of the Indenture.

         Residual Certificate: As defined in Section 1.1 of the Trust Agreement.

         Residual Certificateholder: Holder of the Residual Certificate.

         Responsible Officer: With respect to the Indenture Trustee or any officer of the Indenture Trustee with direct responsibility for the administration of the Indenture and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         SAIF: The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of the Indenture, the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         Sale and Servicing Agreement: The Sale and Servicing Agreement, dated as of November 1, 2001, by and among the Issuer, the Sponsor, the Servicer and the Indenture Trustee, as the same may be amended or supplemented from time to time.

         SEC: The Securities and Exchange Commission and any successor thereto.

         Seller: GreenPoint Mortgage Funding, Inc., a New York corporation, in its capacity as Seller pursuant to the Purchase Agreement.

         Servicer: GreenPoint Mortgage Funding, Inc., a New York corporation, any successor thereto and, after its termination or resignation as Servicer, any successor.

         Servicing Certificate: A certificate completed and executed by a Servicing Officer in accordance with Section 4.01 of the Sale and Servicing Agreement.

         Servicing Fee: With respect to any Payment Date and each Pool, the product of (i) one-twelfth of the Servicing Fee Rate and (ii) the aggregate Principal Balance of the Mortgage Loans in such Pool on the first day of the Collection Period preceding such Payment Date (or at the Cut-Off Date with respect to the first Payment Date).

         Servicing Fee Rate: 0.50% per annum.

         Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loan whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee (with a copy to the Insurer) by the Servicer on the Closing Date, as such list may be amended from time to time.

         Side Letter: The letter, dated as of November 20, 2001 and provided by the Servicer to the Insurer with respect to the Capitalized Interest Requirement.

         Specified Overcollateralization Amount: As applicable, the Pool I Specified Overcollateralization Amount, the Pool II Specified
Overcollateralization Amount, or the Pool III Specified Overcollateralization Amount.

         Sponsor: GreenPoint Mortgage Securities Inc. or its successors-in-interest.

         Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

         Stepdown Date: For each Class of Notes, the later to occur of (a) the 31st Payment Date and (b) the first Payment Date on which the related Pool Balance has been reduced to 50% or less of the sum of (i) the related Initial Pool Balance plus (ii) the related portion of the Original Pre-Funded Amount.

         Subsequent Cut-Off Date: With respect to any Subsequent Mortgage Loan, the later to occur of (x) the opening of business on the first day of the calendar month in which the related Subsequent Transfer Date occurs and (y) the date of origination of such Subsequent Mortgage Loan.

         Subsequent Mortgage Loans: Each HELOC Mortgage Loan and any Closed-End Mortgage Loan acquired pursuant to Section 2.10 of the Sale and Servicing Agreement with funds on deposit in the Pre-Funding Account during the Pre-Funding Period on the related Subsequent Transfer Date.

         Subsequent Transfer Agreement: Each acknowledgment by the Indenture Trustee pursuant to Section 2.10(a) of the Sale and Servicing Agreement that Subsequent Mortgage Loans have been conveyed by the Sponsor to the Trust.

         Subsequent Transfer Date: The date specified in each Subsequent Transfer Agreement, which shall be at least five days prior to the related Payment Date.

         Substitute Cut-Off Date: With respect to any Eligible Substitute Mortgage Loan, the opening of business on the first day of the calendar month in which such Eligible Substitute Mortgage Loan is conveyed to the Trust.

         Substitution Amounts: In connection with the delivery of any Eligible Substitute Mortgage Loan, if the outstanding principal amount of such Eligible Substitute Mortgage Loan as of the applicable Substitute Cut-Off Date is less than the related Principal Balance of the Mortgage Loan being replaced as of such Substitute Cut-Off Date, an amount equal to such difference together with accrued and unpaid interest on such amount calculated at the Loan Rate net of the Servicing Fee, if any, of the Mortgage Loan being replaced.

         Termination Date: The latest of (i) the termination of the Policy and the return of the Policy to the Insurer for cancellation, (ii) the date on which the Insurer shall have received all amounts due and owing to the Insurer under the Insurance Agreement and (iii) the date on which the Indenture Trustee shall have received payment and performance of all Indenture Trustee Issuer Secured Obligations.

         Three Month Rolling Delinquency Rate: As of any Payment Date beginning with the third Payment Date, a number equal to the average of the related Pool Delinquency Rates for each of the three immediately preceding Collection Periods.

         Total Available Funds: The Pool I Total Available Funds, the Pool II Total Available Funds, and/or the Pool III Total Available Funds.

         Transfer Date: With respect to each Eligible Substitute Mortgage Loan, the date on which such Eligible Substitute Mortgage Loan shall have been transferred to the Trust.

         Trust Agreement: The Trust Agreement, dated as of November 1, 2001, by and between the Sponsor and the Owner Trustee, as the same may be amended and supplemented from time to time.

         Trust Property: All property and proceeds conveyed pursuant to Section
2.01 of the Sale and Servicing Agreement, and certain other rights under that Agreement.

         Trustee Fee: A fee which is separately agreed to between the Servicer and the Indenture Trustee.

         Trustee Fee Rate: The per annum rate at which the Trustee Fee is calculated.

         UCC: Unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         Weighted Average Net Loan Rate: As to any Collection Period and with respect to each Pool, the average of the daily Net Loan Rate for each Mortgage Loan in such Pool for each day during the related Billing Cycle, weighted on the basis of the daily average of the related Principal Balances for each day in such Billing Cycle for each Mortgage Loan as determined by the Servicer in accordance with the Servicer's normal servicing procedures.

                                                                     EXHIBIT A-1

                                 [Form of Note]

             GREENPOINT HOME EQUITY LOAN TRUST 2001-2 CLASS A-1 NOTE


REGISTERED                                                          $100,000,000

No. A-1-1                                                  CUSIP NO. 395385 AL 1


         Unless this Class A-1 Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Class A-1 Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    GREENPOINT HOME EQUITY LOAN TRUST 2001-2

                   CLASS A-1 VARIABLE RATE ASSET BACKED NOTES

         GreenPoint Home Equity Loan Trust 2001-2, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS ($100,000,000), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $100,000,000 and the denominator of which is $100,000,000 by (ii) the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class A-1 Notes pursuant to Section 8.7 of the Indenture; provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Payment Date in November 2027 (the "Final Scheduled Payment Date"). The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Payment Date on the principal amount of this Class A-1 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from November 20, 2001. Interest will be computed on the basis of the actual number of days elapsed in a 360-day year. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note.

         The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Insured Payments with respect to the Class A-1 Notes on each Payment Date, all as more fully set forth in the Policy.

         For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Sponsor and hereby instructs the Indenture Trustee to treat the Notes as indebtedness of the Sponsor for federal and state tax reporting purposes. Each Noteholder by acceptance of a Note (and each owner of a beneficial interest in a Note by acceptance of such beneficial interest) agrees to treat the Notes for federal income, state and local income and franchise and any other income taxes as indebtedness of the Sponsor.

         Each Noteholder or Note Owner, by acceptance of this Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.


                                     A-1-2

         Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This Class A-1 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 Variable Rate Asset Backed Notes (herein called the "Class A-1 Notes"), all issued under an Indenture dated as of November 1, 2001 (such agreement, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture.

         All terms used in this Class A-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. If any such terms are not defined in the Indenture, as supplemented or amended, then such terms shall have the meanings assigned to them in or pursuant to the Trust Agreement dated as of November 1, 2001 (such trust agreement, as supplemented or amended is herein called the "Trust Agreement"), between GreenPoint Mortgage Securities, Inc., as sponsor, and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee," which term includes any successor Owner Trustee under the Trust Agreement), as so supplemented or amended.

         The Class A-1 Notes, the Class A-2 Notes, and the Class A-3 Notes (together, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-1 Notes will be payable on each Payment Date in an amount described in the Indenture. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 17, 2001. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.


                                     A-1-3

         As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, on the date on which a Rapid Amortization Period as described in Section 5.1(a) shall have occurred and be continuing and, in the limited instances specified in the Indenture, the Holders representing more than 50% of the Outstanding Amount of the Class A-1 Notes, with the prior written consent of the Insurer (so long as there is no continuing Insurer Default) shall have the right among others to direct the Indenture Trustee to sell or liquidate the Pool I Mortgage Loans as provided in Section 12.1 of the Indenture and pay such amounts to the Holders of the Class A-1 Notes. All principal payments on the Class A-1 Notes shall be made pro rata to the Holders of the Class A-1 Notes entitled thereto.

         Payments of interest on this Class A-1 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A-1 Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class A-1 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Note registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-1 Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-1 Note at the office designated by the Indenture Trustee for such purposes located in The City of New York.

         The Issuer shall pay interest on overdue installments of interest at the Class A-1 Interest Rate to the extent lawful.

         As provided in the Indenture, the Class A-1 Notes may be redeemed pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Sponsor (with the consent of the Insurer under certain circumstances), on any Payment Date after the Payment Date on which the Class A-1 Note Principal Balance is less than or equal to 10% of the Original Class A-1 Note Principal Balance, after taking into account all distributions made on such Payment Date.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Notes Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.


                                     A-1-4

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and the Trust Agreement that such Noteholder will not at any time institute against the Sponsor, or the Issuer or join in any institution against the Sponsor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Trust Agreement, the Indenture or the Basic Documents.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.


                                     A-1-5

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Note under the Indenture at any time by the Issuer with the consent of the Insurer and of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder but with the consent of the Insurer.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture or the Trust Agreement.

         The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note, the Trust Agreement and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Trust Agreement or the Indenture and no provision of this Note, the Trust Agreement or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Trust Agreement, the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents in the case of a Rapid Amortization Event with respect to the Class A-1 Notes under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                     A-1-6

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  November 20, 2001    GREENPOINT HOME EQUITY LOAN TRUST 2001-2

                            By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee



                            By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                                     A-1-7

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  November 20, 2001            The Bank of New York, not in its individual
                                    capacity but solely as Indenture Trustee


                                    By:
                                       -----------------------------------------
                                                  Authorized Signatory


                                     A-1-8

                                                                     EXHIBIT A-2

                                 [Form of Note]

             GREENPOINT HOME EQUITY LOAN TRUST 2001-2 CLASS A-2 NOTE


REGISTERED                                                          $100,000,000

No. A-2-1                                                  CUSIP NO. 395385 AM 9


         Unless this Class A-2 Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Class A-2 Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    GREENPOINT HOME EQUITY LOAN TRUST 2001-2

                   CLASS A-2 VARIABLE RATE ASSET BACKED NOTES

         GreenPoint Home Equity Loan Trust 2001-2, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS ($100,000,000), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $100,000,000 and the denominator of which is $100,000,000 by (ii) the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class A-2 Notes pursuant to Section 8.7 of the Indenture; provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Payment Date in November 2027 (the "Final Scheduled Payment Date"). The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Payment Date on the principal amount of this Class A-2 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A-2 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from November 20, 2001. Interest will be computed on the basis of the actual number of days elapsed in a 360-day year. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note.

         The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Insured Payments with respect to the Class A-2 Notes on each Payment Date, all as more fully set forth in the Policy.

         For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Sponsor and hereby instructs the Indenture Trustee to treat the Notes as indebtedness of the Sponsor for federal and state tax reporting purposes. Each Noteholder by acceptance of a Note (and each owner of a beneficial interest in a Note by acceptance of such beneficial interest) agrees to treat the Notes for federal income, state and local income and franchise and any other income taxes as indebtedness of the Sponsor.

         Each Noteholder or Note Owner, by acceptance of this Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.


                                     A-2-2

         Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This Class A-2 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2 Variable Rate Asset Backed Notes (herein called the "Class A-2 Notes"), all issued under an Indenture dated as of November 1, 2001 (such agreement, as supplemented or amended, is herein called the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture.

         All terms used in this Class A-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. If any such terms are not defined in the Indenture, as supplemented or amended, then such terms shall have the meanings assigned to them in or pursuant to the Trust Agreement dated as of November 1, 2001 (such trust agreement, as supplemented or amended is herein called the "Trust Agreement"), between GreenPoint Mortgage Securities, Inc., as sponsor, and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee," which term includes any successor Owner Trustee under the Trust Agreement), as so supplemented or amended.

         The Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes (together, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-2 Notes will be payable on each Payment Date in an amount described in the Indenture. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 17, 2001. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.


                                     A-2-3

         As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, on the date on which a Rapid Amortization Period as described in Section 5.1(a) shall have occurred and be continuing and, in the limited instances specified in the Indenture, the Holders representing more than 50% of the Outstanding Amount of the Class A-2 Notes, with the prior written consent of the Insurer (so long as there is no continuing Insurer Default) shall have the right among others to direct the Indenture Trustee to sell or liquidate the Pool II Mortgage Loans as provided in Section 12.1 of the Indenture and pay such amounts to the Holders of the Class A-2 Notes. All principal payments on the Class A-2 Notes shall be made pro rata to the Holders of the Class A-2 Notes entitled thereto.

         Payments of interest on this Class A-2 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A-2 Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class A-2 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Note registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-2 Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-2 Note at the office designated by the Indenture Trustee for such purposes located in The City of New York.

         The Issuer shall pay interest on overdue installments of interest at the Class A-2 Interest Rate to the extent lawful.

         As provided in the Indenture, the Class A-2 Notes may be redeemed pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Sponsor (with the consent of the Insurer under certain circumstances), on any Payment Date after the Payment Date on which the Class A-2 Note Principal Balance is less than or equal to 10% of the Original Class A-2 Note Principal Balance, after taking into account all distributions made on such Payment Date.

                                     A-2-4

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Notes Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and the Trust Agreement that such Noteholder will not at any time institute against the Sponsor, or the Issuer or join in any institution against the Sponsor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Trust Agreement, the Indenture or the Basic Documents.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Note under the Indenture at any time by the Issuer with the consent of the Insurer and of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder but with the consent of the Insurer.


                                     A-2-5

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture or the Trust Agreement.

         The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note, the Trust Agreement and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Trust Agreement or the Indenture and no provision of this Note, the Trust Agreement or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Trust Agreement, the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents in the case of a Rapid Amortization Event with respect to the Class A-2 Notes under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-2-6

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: November 20, 2001     GREENPOINT HOME EQUITY LOAN TRUST 2001-2

                            By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee



                            By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                                     A-2-7

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  November 20, 2001            The Bank of New York, not in its individual
                                    capacity but solely as Indenture Trustee



                                    By:
                                        ----------------------------------------
                                                 Authorized Signatory


                                     A-2-8

                                                                     EXHIBIT A-3

                                 [Form of Note]

             GREENPOINT HOME EQUITY LOAN TRUST 2001-2 CLASS A-3 NOTE


REGISTERED                                                          $245,000,000

No. A-3-1                                                  CUSIP NO. 395385 AN 7


         Unless this Class A-3 Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer or its agent for registration of transfer, exchange or payment, and any Class A-3 Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THE PRINCIPAL OF THIS CLASS A-3 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-3 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    GREENPOINT HOME EQUITY LOAN TRUST 2001-2

                   CLASS A-3 VARIABLE RATE ASSET BACKED NOTES

         GreenPoint Home Equity Loan Trust 2001-2, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED FORTY-FIVE MILLION DOLLARS ($245,000,000), such amount payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $245,000,000 and the denominator of which is $245,000,000 by (ii) the aggregate amount, if any, payable from the Collection Account in respect of principal on the Class A-3 Notes pursuant to Section 8.7 of the Indenture; provided, however, that the entire unpaid principal amount of this Class A-3 Note shall be due and payable on the Payment Date in November 2027 (the "Final Scheduled Payment Date"). The Issuer will pay interest on this Note at the rate per annum provided in the Indenture on each Payment Date on the principal amount of this Class A-3 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A-3 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from November 20, 2001. Interest will be computed on the basis of the actual number of days elapsed in a 360-day year. Such principal of and interest on this Class A-3 Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Class A-3 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Class A-3 Note shall be applied first to interest due and payable on this Class A-3 Note as provided above and then to the unpaid principal of this Class A-3 Note.

         The Notes are entitled to the benefits of a financial guaranty insurance policy (the "Policy") issued by MBIA Insurance Corporation (the "Insurer"), pursuant to which the Insurer has unconditionally guaranteed payments of the Insured Payments with respect to the Class A-3 Notes on each Payment Date, all as more fully set forth in the Policy.

         For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer will treat the Notes as indebtedness of the Sponsor and hereby instructs the Indenture Trustee to treat the Notes as indebtedness of the Sponsor for federal and state tax reporting purposes. Each Noteholder by acceptance of a Note (and each owner of a beneficial interest in a Note by acceptance of such beneficial interest) agrees to treat the Notes for federal income, state and local income and franchise and any other income taxes as indebtedness of the Sponsor.

                                     A-3-2

         Each Noteholder or Note Owner, by acceptance of this Class A-3 Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Class A-3 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee, or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Reference is made to the further provisions of this Class A-3 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-3 Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-3 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

         This Class A-3 Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3 Variable Rate Asset Backed Notes (herein called the "Class A-3 Notes"), all issued under an Indenture dated as of November 1, 2001 (such agreement, as supplemented or amended, is herein called the "Indenture"), between the Issuer and the Bank of New York, as Indenture Trustee (the "Indenture Trustee"), which term includes any successor Indenture Trustee under the Indenture.

         All terms used in this Class A-3 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended. If any such terms are not defined in the Indenture, as supplemented or amended, then such terms shall have the meanings assigned to them in or pursuant to the Trust Agreement dated as of November 1, 2001 (such trust agreement, as supplemented or amended is herein called the "Trust Agreement"), between GreenPoint Mortgage Securities, Inc., as sponsor, and Wilmington Trust Company, as Owner Trustee (the "Owner Trustee," which term includes any successor Owner Trustee under the Trust Agreement), as so supplemented or amended.

         The Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes (together, the "Notes") are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Class A-3 Notes will be payable on each Payment Date in an amount described in the Indenture. "Payment Date" means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing December 17, 2001. The term "Payment Date," shall be deemed to include the Final Scheduled Payment Date.

                                     A-3-3

         As described above, the entire unpaid principal amount of this Class A-3 Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, on the date on which a Rapid Amortization Period as described in Section 5.1(a) shall have occurred and be continuing and, in the limited instances specified in the Indenture, the Holders representing more than 50% of the Outstanding Amount of the Class A-3 Notes, with the prior written consent of the Insurer (so long as there is no continuing Insurer Default) shall have the right among others to direct the Indenture Trustee to sell or liquidate the Pool III Mortgage Loans as provided in Section 12.1 of the Indenture and pay such amounts to the Holders of the Class A-3 Notes. All principal payments on the Class A-3 Notes shall be made pro rata to the Holders of the Class A-3 Notes entitled thereto.

         Payments of interest on this Class A-3 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A-3 Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class A-3 Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-3 Note registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-3 Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-3 Note at the office designated by the Indenture Trustee for such purposes located in The City of New York.

         The Issuer shall pay interest on overdue installments of interest at the Class A-3 Interest Rate to the extent lawful.

         As provided in the Indenture, the Class A-3 Notes may be redeemed pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Sponsor (with the consent of the Insurer under certain circumstances), on any Payment Date after the Payment Date on which the Class A-3 Note Principal Balance is less than or equal to 10% of the Original Class A-3 Note Principal Balance, after taking into account all distributions made on such Payment Date.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-3 Note may be registered on the Note Register upon surrender of this Class A-3 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation in Notes Transfer Agents Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-3 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                                     A-3-4

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any owner, beneficiary, agent, officer, director or employee of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Sponsor, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Sponsor, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture and the Trust Agreement that such Noteholder will not at any time institute against the Sponsor, or the Issuer or join in any institution against the Sponsor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Trust Agreement, the Indenture or the Basic Documents.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and the Insurer and any agent of the Issuer, the Indenture Trustee or the Insurer may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Note under the Indenture at any time by the Issuer with the consent of the Insurer and of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder but with the consent of the Insurer.

                                     A-3-5

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture or the Trust Agreement.

         The Class A-3 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         This Note, the Trust Agreement and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Trust Agreement or the Indenture and no provision of this Note, the Trust Agreement or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Trust Agreement, the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Issuer for the sole purposes of binding the interests of the Issuer in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents in the case of a Rapid Amortization Event with respect to the Class A-3 Notes under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-3-6

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  November 20, 2001    GREENPOINT HOME EQUITY LOAN TRUST 2001-2

                            By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee


                            By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                                     A-3-7

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:  November 20, 2001            The Bank of New York, not in its individual
                                    capacity but solely as Indenture Trustee



                                    By:
                                       -----------------------------------------
                                                 Authorized Signatory



                                     A-3-8